As filed with the Securities and Exchange Commission on April 4, 2011

Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            ☒
(Check appropriate box or boxes)
Pre-Effective Amendment No.
Post-Effective Amendment No.

BLUECREST CAPITAL FINANCE CORP.
(Exact name of Registrant as specified in charter)

225 West Washington Street, 2nd Floor
Chicago, IL 60606
(Address of Principal Executive Offices)

Registrant's telephone number, including Area Code: (312) 368-4970

William DeMars
Chief Executive Officer and President
BlueCrest Capital Finance Corp.
225 West Washington Street, 2nd Floor
Chicago, IL 60606
(Name and address of agent for service)

COPIES TO:

Steven B. Boehm John J. Mahon Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, DC 20004 (202) 383-0100	Jay L. Bernstein Jason D. Myers Clifford Chance US LLP 31 West 52nd Street New York, NY 10019 (212) 878-8000

        Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

        If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☐

        It is proposed that this filing will become effective (check appropriate box):

        ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)

Common Stock, $0.01 par value per share	$150,000,000	$17,415

(1)
Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED                          , 2011

             Shares

BlueCrest Capital Finance Corp.

Common Stock

         We are a newly-formed, externally managed, non-diversified closed-end management investment company, formed to continue and expand the business of BlueCrest Capital Finance, L.P. and BlueCrest Venture Finance Master Fund Limited, which originate and invest in primarily senior secured loans and, to a lesser extent, equity securities issued by companies principally in the technology, life science, and energy industries. Our investment objective is to seek to maximize total returns to our stockholders, primarily by generating both current income and capital appreciation through our portfolio investments. We intend to elect to be treated as a business development company under the Investment Company Act of 1940, as amended, and as a regulated investment company for U.S. federal income tax purposes. We will be managed by our investment adviser, BlueCrest Capital Finance Advisors, L.P., which intends to register as an investment adviser under the Investment Advisers Act of 1940, as amended, prior to the pricing of this offering. BlueCrest Capital Finance Advisors, L.P. will also provide administrative services necessary for our operations.

         Immediately before the pricing of this offering, we will acquire all of the outstanding equity of BlueCrest Capital Finance, L.P. in exchange for approximately               million shares of our common stock. Concurrent with this acquisition, we will acquire a portfolio of loan assets from BlueCrest Venture Finance (Delaware), LLC, a wholly-owned subsidiary of BlueCrest Venture Finance Master Fund Limited, in exchange for approximately $              million of senior unsecured notes, which we intend to repay using a portion of the net proceeds from this offering. The $              million of investments held by BlueCrest Capital Finance, L.P, together with the investments that we will acquire from BlueCrest Venture Finance Master Fund Limited, have a collective fair value of approximately $              million as of March 31, 2011, as determined by our Board of Directors, with the assistance of a third-party valuation firm.

         Prior to this offering there has been no public market for our common stock. The initial public offering price of the common stock is expected to be between $             and $             per share. We expect to apply to list our common stock on the NASDAQ Global Select Market under the symbol "BCCF."

         The underwriters have an option to purchase a maximum of                           additional shares to cover over-allotments of shares.

         This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus carefully before investing and keep it for future reference. Upon the completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the "SEC." This information will be available free of charge by contacting us by mail at 225 West Washington Street, 2nd Floor, Chicago, IL 60606, by telephone at (312) 368-4970 or on our website at http://www.                           .com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

         An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. Assuming an initial public offering price of $             per share (the mid-point of the estimated initial public offering price range), purchasers in this offering will experience immediate dilution in net asset value of approximately $             per share. See "Dilution" for more information. In addition, the companies in which we invest are subject to special risks. See "Risk Factors" beginning on page 18 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

	Price to Public	Sales Load (Underwriting Discounts and Commissions)	Proceeds to Issuer(1)
Per Share	$	$	$
Total	$	$	$

(1)
We estimate that we will incur approximately $             in offering expenses in connection with this offering. Stockholders will indirectly bear such expenses as investors in BlueCrest Capital Finance Corp.

         Delivery of the shares of common stock will be made on or about                                        , 2011.

         Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Credit Suisse

The date of this prospectus is                                        , 2011.

        You should rely only on the information contained in this document or to which we have referred you. We have not authorized anyone to provide you with information that is different. This document may only be used where it is legal to sell these securities. The information in this document may only be accurate on the date of this document.

 Dealer Prospectus Delivery Obligation

        Until                        (25 days after the commencement of the offering), all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer's obligation to deliver a prospectus when acting as an underwriter and with respect to unsold allotments or subscriptions.

 SUMMARY

        This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. You should read carefully the more detailed information set forth under "Risk Factors" and the other information included in this prospectus and the documents to which we have referred.

        Immediately before the pricing of this offering, we will acquire all of the outstanding equity of BlueCrest Capital Finance, L.P., which we refer to as the "Legacy Finance Fund," in exchange for approximately                         million shares of our common stock. Concurrent with this acquisition, we will acquire a portfolio of loan assets from a wholly-owned subsidiary of BlueCrest Venture Finance Master Fund Limited, which we refer to as the "Legacy Master Fund," in exchange for approximately $             million of senior unsecured notes, which we refer to as the "Distribution Notes." We intend to repay the Distribution Notes using a portion of the net proceeds from this offering. The investments held by the Legacy Finance Fund, together with the investments that we will acquire from the Legacy Master Fund, which we refer to collectively as the "Legacy Portfolio," have a collective fair value of approximately $             million as of March 31, 2011, as determined by our Board of Directors, with the assistance of a third-party valuation firm. We refer to this transaction in its entirety as the "BlueCrest Portfolio Acquisition."

        Except where the context suggests otherwise, the terms "we," "us," "our" and "BlueCrest Capital Finance" refer to the operations and activities of the Legacy Finance Fund and the Legacy Master Fund, collectively the "Legacy Funds," before the BlueCrest Portfolio Acquisition, and to BlueCrest Capital Finance Corp. subsequent to completion of the BlueCrest Portfolio Acquisition. In addition, the terms "BlueCrest Advisors" or "investment adviser" refer to BlueCrest Capital Finance Advisors, L.P.

        Unless otherwise noted, the information contained in this prospectus assumes that the underwriters' over-allotment option is not exercised.

BlueCrest Capital Finance

        We are a newly-formed, externally managed, non-diversified closed-end management investment company formed to continue and expand the business of the Legacy Funds, which originate and invest in primarily senior secured loans and, to a lesser extent, equity securities issued by companies principally in the technology, life science, and energy industries. Our investment objective is to seek to maximize total returns to our stockholders, primarily by generating both current income and capital appreciation through our portfolio investments. We intend to elect to be treated as a business development company under the Investment Company Act of 1940, or the "1940 Act," before the pricing of this offering. In addition, we intend to elect to be treated as a regulated investment company, or "RIC," for U.S. federal income tax purposes, commencing with our taxable year ending November 30, 2011. Subsequent to completion of this offering, we will be managed by our investment adviser, BlueCrest Advisors, which intends to register as an investment adviser under the Investment Advisers Act of 1940, as amended, or the "Advisers Act," before the pricing of this offering. BlueCrest Advisors will also provide administrative services necessary for our operations.

        The companies in which we invest are typically backed by established venture capital and private equity firms, which we refer to as "venture capital-backed companies," and operate in the development to late-revenue stages. In this prospectus, we use the term "development stage" to refer to companies that are pre-revenue, but have a proven but non-commercialized technology. We use the term "early revenue stage" to refer to companies that have begun to bring products to market and which typically generate between $1 million and $10 million in annual revenue. In addition, we use the term "late revenue stage" to refer to companies that typically generate in excess of $10 million in annual revenue.

        In our lending activities, we focus primarily on loan structures that will provide us with principal protection, a current income component, upside potential in the form of warrants or success fees, and, in certain cases, a right to make direct equity investments in later financing rounds. Because we believe few banks and finance companies focus on venture lending, we believe we can negotiate more favorable terms on our debt investments in venture capital-backed companies than those that would be available for debt investments in comparably larger borrowers served by traditional banks and finance companies. Such favorable terms may include higher debt yields and more significant covenant protection or greater equity grants than is typical of other transactions. We will generally seek to avoid competing directly with other capital providers with respect to specific transactions to avoid less favorable terms we believe are typically associated with such competitive bidding processes or auctions.

        Our investment in each portfolio company will generally range in size from $1 million to $25 million and our debt investments will have an average term of 36 months, similar to the investments in the Legacy Portfolio. We intend to focus primarily on senior secured loans. We seek to protect against risk of loss on our debt investments by securing our loans against the tangible and/or intangible assets of our borrowers, which may include accounts receivable and contracts for services, requiring periodic principal amortization and a determined length of liquidity at the time of investment, and obtaining favorable loan-to-value ratios. In many cases, we obtain other financial protection through liens on intellectual property, liens on the proceeds from the sale of intellectual property, individual account control agreements, make-well agreements and other forms of collateral, rather than lending predominantly against anticipated cash flows from the operations of our borrowers. We believe this approach allows us more options and greater likelihood of repayment from amortization, refinancing, and/or asset sales of our borrowers.

BlueCrest Portfolio Acquisition

        Immediately before the pricing of this offering, we will acquire all of the outstanding equity of the Legacy Finance Fund in exchange for approximately                         million shares of our common stock. Concurrent with this acquisition, we will acquire a portfolio of loan assets from BlueCrest Venture Finance (Delaware), LLC, a wholly-owned subsidiary of the Legacy Master Fund, in exchange for approximately $             million of Distribution Notes. We intend to repay the Distribution Notes using a portion of the net proceeds from this offering. The investments comprising the Legacy Portfolio have a collective fair value of approximately $             million as of March 31, 2011, as determined by our Board of Directors, with the assistance of a third-party valuation firm. All of the loans that comprise the Legacy Portfolio were performing as of December 31, 2010. See "—Investment Summary" below and "BlueCrest Portfolio Acquisition."

        Since the inception of the Legacy Funds and through March 31, 2011, the Legacy Funds have funded            portfolio companies and have invested $             million in            loans (including                        loans that have been repaid). As of March 31, 2011, the Legacy Portfolio had approximately $             million of debt and $             million of equity investments, and was comprised of            portfolio companies. All of the existing loans that comprise the Legacy Portfolio are secured by all or a portion of the tangible and intangible assets of the applicable portfolio company. The debt investments included in the Legacy Portfolio had a weighted average annualized yield of approximately        % as of March 31, 2011. As of March 31, 2011, the Legacy Portfolio had a dollar-weighted average term of approximately             months from inception and a dollar-weighted average remaining term of approximately            months. The Legacy Portfolio also included                        warrant positions with a fair value, as determined by our Board of Directors, of $             million as of March 31, 2011. We have engaged a third-party valuation firm to assist our Board of Directors in determining the fair value of the investments in the Legacy Portfolio. Additional information about the Legacy Portfolio is set forth under the sections of the prospectus entitled "BlueCrest Portfolio Acquisition" and "Portfolio Companies," as well as in the financial statements and the related notes thereto included in this prospectus.

 About BlueCrest Advisors

        We will be managed by BlueCrest Advisors, whose core investment team of seven senior professionals has an average of 15 years of experience in the venture finance space. Since 1998, the members of our investment adviser's core investment team have invested or committed more than $1.2 billion in capital across 485 different transactions. We expect to benefit from the proven ability of our investment adviser's investment team to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, secure collateral against our loans and manage and monitor a diversified portfolio of investments. Our investment adviser's core investment team has broad investment backgrounds, with prior experience at investment banks, commercial banks, investment management firms and other financial services companies and has collectively developed a broad network of contacts to provide us with investment opportunities.

        Our investment adviser's core investment team is led by William DeMars, our chief executive officer and president and the senior managing director of our investment adviser, and Mark King, a managing director of our investment adviser. Messrs. DeMars and King are supported by the other five members of our investment adviser's core investment team, including M. Gail Fitzpatrick, Farhaan Hassan, Michael Marziani, Cynthia Young and William Griesinger, along with seven additional investment professionals. Mr. DeMars has 13 years of venture lending experience and 19 years of commercial lending experience. Ms. Fitzpatrick, Mr. Hassan and Mr. Marziani, with an average of 17 years of venture lending experience and 26 years of commercial lending experience, comprise our investment adviser's origination team. Mr. King, Ms. Young and Mr. Griesinger, with an average of 13 years of venture lending experience and 20 years of commercial lending experience, head our investment adviser's underwriting team.

        Our investment adviser's investment team will also leverage the expertise and relationships developed by BlueCrest Capital Management LLP, or "BlueCrest Capital." BlueCrest Capital is an alternative asset manager with more than $25 billion in assets under management as of March 31, 2011 across multiple hedge fund strategies. Founded in 2000 by Michael Platt and William Reeves and incorporated in the United Kingdom, BlueCrest Capital currently has more than 375 employees. BlueCrest Capital is authorized and regulated by the Guernsey Financial Services Authority and is registered with the SEC as an investment adviser. An affiliate of BlueCrest Capital, BlueCrest Capital Management (UK) LLP, is authorized and regulated by the U.K. Financial Services Authority. BlueCrest Capital is 100% owned by its principals.

  Strong Track Record of Investing in Venture Capital-Backed Companies

        Since its inception in September 2005 through April 1, 2011, the Legacy Funds have invested approximately $414 million in loans to 94 companies primarily across the technology, life science, and energy industries and achieved a total composite internal rate of return, or IRR, of approximately 13.1%.(1) In addition, 67% of the borrowers in which the Legacy Funds have invested have repaid their loans and the Legacy Master Fund has returned 107% of its invested capital through principal

(1)
IRR is the rate of return of an investment over a holding period expressed as a percentage of the investment representing the annualized effective discount rate that makes the net present value of all cash outflows (the cost of the investments) and cash inflows (revenue on investments) equal to zero. In this case, IRR calculations are made on the basis of the actual timing of investment level cash inflows and outflows, aggregated monthly, and the return is annualized. Realized proceeds include cash realized upon disposition, cash principal payments, cash interest, dividends and fees received. Performance results include the fair value of unrealized investments as of April 1, 2011 generally calculated in accordance with the principles of FASB ASC 820. There can be no assurance that unrealized investments will, in fact, be realized at the fair value. In addition, with respect to the Legacy Master Fund, additional asset based revolving credit facilities were extended to borrowers and are not included in the provided IRR.

repayments, realized proceeds and unrealized warrant gains. The investment strategy and focus of BlueCrest Advisors' core investment team on credit underwriting has produced low annualized loss ratios of 0.33% over the life of the Legacy Funds as of April 1, 2011, which include periods of significant stress in the capital markets, and which we believe is generally lower than the average loss ratios of our peers during the same time period. In addition, the Legacy Portfolio will include warrants or success fees in            of the companies in which the Legacy Funds have invested that we believe hold significant upside potential. We may not be able to replicate this track record for our stockholders and our returns may be higher or lower. You should not rely on this information as being indicative of our future performance.

        A sampling of technology companies in which our investment adviser's core investment team has invested includes            ,             , and            . We intend to continue the investment strategy employed by the core investment team with respect to the Legacy Portfolio, including, but not limited to, the target investment size, the investment holding period and the industry focus.

  Robust Pipeline of Investment Opportunities

        As of March 31, 2011, the Legacy Funds had unfunded loan commitments to            companies, representing $             million. As of March 31, 2011, the Legacy Funds had issued non-binding term sheets to                        companies representing $             million in potential loans. In addition, our investment adviser's core investment team was evaluating an additional                        companies representing $            in lending opportunities. There is no guarantee that we will issue term sheets to these companies or that we will enter into loans with any of the companies being evaluated. As investor demand for opportunities to participate in the venture capital space increases, we believe we will be well-positioned to identify and select attractive venture capital investments to meet this demand.

Our Competitive Advantages

        We believe that we, together with our investment adviser, possess significant competitive advantages, including:

        Seasoned and Cohesive Investment Team with Extensive Lending Experience.    Our investment adviser's core investment team has worked together in a variety of markets and economic cycles since 1998 and is comprised of seasoned commercial lending and credit trained professionals who have, on average, more than 15 years of experience in venture lending and more than 22 years of experience in commercial lending. Our investment adviser's core investment team has specialized in originating, underwriting and managing portfolios of senior secured loans to venture capital-backed companies since 1998. We believe that the strong credit background of our investment adviser's time-tested core investment team provides us with a competitive advantage and allows us to benefit from their analytical and transaction structuring expertise.

        Disciplined and Repeatable Investment Process focused on Rigorous Credit Analysis.    We will seek to maximize our total risk-adjusted returns to our stockholders through our investment adviser's disciplined investment process, which relies on rigorous quantitative and qualitative credit analysis focused on the likelihood of loan repayment. Our investment adviser's core investment team has developed proprietary financial models tailored to analyze venture credit opportunities, implemented a comprehensive risk assessment system and created an efficient operational culture. Our investment adviser's core investment team analyzes each prospective borrower through a fundamental, data-driven and credit-based process, which emphasizes the borrower's financials, management, competitive positioning and venture capital investor support. We believe that our investment adviser's disciplined and rigorous investment approach that is consistently applied to each investment should enable us to generate attractive total risk-adjusted returns for our stockholders in a variety of markets and economic cycles.

        Direct and Comprehensive Origination Sources including Strong Relationships with Established Venture Capital and Private Equity Firms.    Our investment adviser's origination team has developed access to the deal flow of established venture capital and private equity firms. Our investment adviser's core investment team's access to these firms is a result of its strong reputation in the market and is reflected by the referrals from established venture capital investors. Since 1998, our investment adviser's core investment team has executed loan agreements with venture capital-backed companies supported by more than 850 different venture capital and private equity firms and strategic corporate investors. During this time, our investment adviser's core investment team completed over 1,300 transactions, including multiple transactions with 280 of the more than 850 investors. In addition, our investment adviser's core investment team supplements its private equity relationships with a network of strategic corporate investors and industry experts. We believe that the industry relationships that our investment adviser's originators have developed over their 14-year history are not easily replicated.

        Attractive Investment Opportunities and Benefits from Venture Capital Trends.    We believe that venture lending is an attractive investment sector, which can provide attractive return opportunities to credit investors across market cycles. Potential benefits of lending to venture capital-backed companies include: interest rates that typically exceed rates that would be available to portfolio companies if they could borrow in traditional commercial financing transactions; loan support provided by cash proceeds from equity capital invested by venture capital and private equity firms; relatively rapid amortization of loans; senior ranking to equity and collateralization of loans to minimize potential loss of capital; and potential equity appreciation through warrants. We believe we will be well-positioned to invest in a number of these opportunities with the net proceeds from this offering.

Our Investment Strategy

        We seek to maximize total returns to our stockholders, primarily by generating current income and capital appreciation. We intend to achieve our investment objective by constructing a diversified portfolio of senior secured loans across venture capital and private equity investors, industries, geographies and investment stages.

        We intend to focus our investments primarily in three key industries: technology, life science, and energy. The technology industry sectors we intend to focus on include communications, networking, wireless communications, data storage, software, semiconductor, Internet and media, and consumer-related technologies. Life science sectors we intend to focus on include biotechnology, drug delivery, bioinformatics, and medical devices. Energy sectors we intend to focus on include energy storage, pollution control, distributed generation, and alternative fuels.

        Specifically, our investment strategy will center around the following:

        Focus on Venture Capital Lending.    The expertise of our investment adviser's core investment team has been originating, underwriting and managing portfolios of senior secured loans extended to venture capital-backed companies. Over the past 14 years, our investment adviser's core investment team has completed over 485 transactions totaling approximately $1.2 billion. A majority of our newly-originated loans are expected to be senior secured loans with an average term of 36 months and investment size of between $1 million and $25 million.

        Disciplined Investment Approach Focused on Rigorous Credit Criteria.    Our investment adviser's investment team has developed and refined its investment approach emphasizing fundamental, bottom-up credit analysis, extensive due diligence, comprehensive deal structuring and risk management. The investment approach also focuses on targeting borrowers exhibiting specific characteristics such as sufficient operating liquidity, support of quality equity investors, access to additional equity capital, business strategy with unique intellectual property and experienced management team.

        Structured Investments with Downside Protection and Capital Protection.    We will focus on preserving our capital at risk through structuring our loans with monthly principal and cash interest payments, as well as tranched draws of the loan commitments, which will reduce the total exposure as only a portion of the loan is at risk at any given time. We will also preserve capital by insisting on periodic principal amortization, a determined length of liquidity at the time of investment and requiring companies to have at least 12 months' cash on their balance sheet at the time of our loan approval. In addition, we evaluate each potential borrower based on its specific credit-driven criteria, and our decision to lend is determined by ascertaining a high probability of full principal and interest collection. We seek to acquire a first lien security interest on the tangible or intangible assets of our borrowers, which may include accounts receivable and contracts for services, among others. We further mitigate risk by confirming the continued support of existing venture capital investors. Moreover, our investment adviser's core investment team has extensive experience with workouts and restructurings, which is expected to enhance our ability to protect our capital.

        Maintain Upside Potential Through Warrants and Equity Co-Investments.    We intend to structure our loan investments to provide adequate upside potential in the form of warrants, success fees and the right to co-invest directly in later equity financing rounds. The potential for us to obtain warrants in the venture capital-backed companies in which we decide to invest may enhance our ability to achieve higher risk-adjusted returns on our investments. In addition, we plan to structure many of our transactions with the right to invest up to 10% of the value of our loan commitment into a subsequent equity financing round of the targeted portfolio company.

        Diversified Deal Origination.    We will draw on the vast experience of our investment adviser's origination team and employ a multifaceted origination strategy to source investments for our portfolio. Our investment adviser's origination team has developed strong relationships with what we believe are established venture capital and private equity firms, executives of venture capital-backed companies, industry consultants and other specialized intermediaries. We believe that our investment adviser's strong reputation and access to multiple sources of deal flow will assist us in executing our strategy.

        Intensive Portfolio Monitoring.    An important aspect of our risk management process is our proactive approach to monitoring our portfolio companies. Our investment adviser's portfolio administration team will be responsible for tracking monthly financial data and loan payments, which will be evaluated through a comprehensive risk assessment system. We employ sophisticated analytical tools that we believe greatly enhance our ability to identify early warning signs within a portfolio company. In addition, ongoing dialogue between our borrowers and originators, underwriters and portfolio administrators will provide us with crucial information about developments at each borrower. Our investment adviser's investment team will also participate in monthly portfolio review calls with BlueCrest Capital's risk management team to leverage that team's credit skills and to create an additional level of portfolio scrutiny.

 Market Opportunity

        Our Target Industries.    We intend to focus our investments primarily in three key industries: technology, life science and energy. The technology industry sectors we intend to focus on include communications, networking, wireless communications, data storage, software, semiconductor, Internet and media, and consumer-related technologies. Life science sectors we intend to focus on include biotechnology, drug delivery, bioinformatics, and medical devices. Energy sectors we intend to focus on include energy storage, pollution control, distributed generation, and alternative fuels.

        Lending Opportunities.    We believe that an attractive market opportunity exists for a business development company focused primarily on making senior secured loans to development through late revenue stage venture capital-backed companies for the following reasons:

  •
  Venture capital-backed companies are underserved by traditional lenders;

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  The venture lending industry has high barriers to entry that are difficult for commercial lenders to overcome;

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  Broader venture capital fundraising and investment trends in recent years have increased the demand for venture lending;

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  Tightened credit conditions allow venture lenders to structure loans with higher interest rate yield and more favorable loan terms to the lender;

  •
  Lower portfolio company valuations increase upside potential for venture lenders; and

  •
  Re-emerging initial public offering and merger and acquisition activity has made our equity capital positions potentially more attractive.

        Market Size.    Our investment adviser estimates that in each calendar year the aggregate average principal amount of debt investments made to venture capital-backed companies has amounted to approximately 10% of the aggregate equity capital invested by venture capital investors in such companies. For example, according to VentureOne Corporation, during 2010, an estimated $26.3 billion of venture capital equity was invested in companies in our target industries. Accordingly, based on our investment adviser's past experience, we would estimate that the size of the venture lending opportunity for 2010 was in the range of approximately $2 billion to $3 billion. We believe the level of venture capital equity investment for 2010 represents the first year of expansion after a cyclical low of $23.6 billion in 2009, compared to the $33.9 billion and $32.1 billion of venture capital equity investment for 2007 and 2008, respectively.

        As a result of increasing levels of venture capital investment activity, we expect venture capital equity commitments to continue to rise over the next several years, which should support further increases in our deal flow. In addition, traditional lenders' lending requirements have recently become more stringent due to the significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated loan market, and the financial turmoil affecting the banking system and financial markets, which have negatively impacted the availability of credit in the United States. The combination of these factors has reduced traditional lenders' appetite for lending to venture capital-backed companies, which we believe should create favorable opportunities for us in the structured lending market for technology, life science, and energy related companies.

 Investment Summary

        The following charts summarize the Legacy Portfolio's exposure by development stage and by industry, as of March 31, 2011. See "Business—Investment Process" on page 62 for a description of the general terms of our loans and other investments.

[TO BE PROVIDED BY AMENDMENT]

 Risk Factors

        Investing in our common stock involves a high degree of risk. You should carefully consider the risks discussed below and in "Risk Factors" beginning on page 18, together with all the other information contained in this prospectus, before making an investment decision to purchase our common stock:

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  We have no operating history as a business development company;

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  Our investment portfolio will be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there will be uncertainty as to the value of our portfolio investments;

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  We may face increasing competition for investment opportunities;

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  We will be dependent upon BlueCrest Advisors' key personnel for our future success;

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  Regulations governing our operation as a business development company affect our ability to raise additional capital and the way in which we do so. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage;

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  We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us;

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  We may experience fluctuations in our quarterly and annual results;

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  We will become subject to corporate-level income tax if we are unable to qualify as a RIC;

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  There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time;

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  Investing in venture capital-backed companies involves a high degree of risk and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect;

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  The lack of liquidity in our investments may adversely affect our business;

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  To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income;

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  Our portfolio may lack diversification among portfolio companies which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments;

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  Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated;

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  Before this offering, there will be no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following this offering; and

  •
  Our common stock price may be volatile and may decrease substantially.

 Operating and Regulatory Structure

        We are a Delaware corporation that is a newly-formed, externally managed, non-diversified closed-end management investment company which intends to elect to be treated as a business development company under the 1940 Act prior to the pricing of this offering. As a business development company, we will be required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in "qualifying assets." Qualifying assets generally include, among other things, securities of "eligible portfolio companies." "Eligible portfolio companies" generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. See "Regulation as a Business Development Company." We may also borrow funds to make investments, including before we have fully invested the proceeds of this offering. In addition, we intend to elect to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC. See "Material U.S. Federal Income Tax Considerations."

        Our investment activities will be managed by BlueCrest Advisors and supervised by our Board of Directors. BlueCrest Advisors is an investment adviser that intends to register under the Advisers Act prior to the pricing of this offering. Under our investment advisory and administration agreement, which we refer to as the Investment Advisory and Administration Agreement, we have agreed to pay BlueCrest Advisors an annual base management fee based on our gross assets as well as an incentive fee based on our performance. Under the Investment Advisory and Administration Agreement, we have also agreed to reimburse BlueCrest Advisors for our allocable portion of overhead and other expenses incurred by BlueCrest Advisors in performing its administrative obligations under the Investment Advisory and Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See "Investment Advisory and Administration Agreement."

Our Corporate Information

        Our offices are located at 225 West Washington Street, 2nd Floor, Chicago, IL 60606, and our telephone number is (312) 368-4970.

 THE OFFERING

Common Stock Offered by Us	shares.
Common Stock to be Outstanding After this Offering	Approximately shares.
Use of Proceeds

Our net proceeds from this offering will be approximately $                        , assuming an initial public offering price of $            per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus). We plan to use the net proceeds of this offering to repay the $            million of Distribution Notes issued to the Legacy Master Fund in connection with the BlueCrest Portfolio Acquisition, for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to twelve months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. See "Use of Proceeds."

Proposed NASDAQ Global Select Market Symbol	BCCF
Distributions

Subsequent to the completion of this offering, and to the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after the completion of this offering. The amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. The specific tax characteristics of any dividends we pay will be reported to stockholders after the end of each calendar year.

Lock-up Agreements

We, our investment adviser, our officers and directors, and our other stockholders who receive shares of common stock in the BlueCrest Portfolio Acquisition have agreed that, for a period of 180 days from the date of this prospectus, such party will not, without the prior written consent of Credit Suisse Securities (USA) LLC, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly or hedge any shares or any securities convertible into or exchangeable for shares, provided, however, we may issue and sell shares pursuant to our dividend reinvestment plan. Credit Suisse Securities (USA) LLC in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice.

Taxation

We intend to elect to be treated for U.S. federal income tax purposes, and intend to qualify annually thereafter, as a RIC. As a RIC, we generally will not have to pay corporate-level income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our qualification as a RIC, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Distributions" and "Material U.S. Federal Income Tax Considerations."

Investment Advisory Fees

We will pay BlueCrest Advisors a fee for its services under the Investment Advisory and Administration Agreement consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.0% of our gross assets, which includes any borrowings for investment purposes. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our "pre-incentive fee net investment income" for the immediately preceding quarter, subject to a preferred return, or "hurdle," and a "catch up" feature. The second part is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Administration Agreement) in an amount equal to 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

We will also reimburse BlueCrest Advisors for our allocable portion of overhead and other expenses it incurs in performing its administrative obligations under the Investment Advisory and Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we will reimburse BlueCrest Advisors for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer, chief compliance officer and any administrative support staff. See "Investment Advisory and Administration Agreement."

Leverage

We may borrow funds to make investments, including before we have fully invested the proceeds of this offering. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, BlueCrest Advisors, will be borne by our common stockholders. Under the 1940 Act, we are only permitted to incur additional indebtedness to the extent our asset coverage, as defined under the 1940 Act, is at least 200% immediately after each such borrowing. See "Regulation as a Business Development Company."

Trading

Shares of closed-end investment companies frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

License Agreement

We have entered into a license agreement with BlueCrest Capital, pursuant to which BlueCrest Capital has agreed to grant us a non-exclusive, royalty-free license to use the name "BlueCrest." See "License Agreement."

Dividend Reinvestment Plan

We have adopted an "opt out" dividend reinvestment plan. If your shares of common stock are registered in your name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of our common stock, unless you "opt out" of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will generally be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash, but will not receive any corresponding cash distributions with which to pay applicable taxes. See "Dividend Reinvestment Plan."

Certain Anti-Takeover Measures

Our restated certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third-party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See "Description of Securities."

Available Information

After the completion of this offering, we will be required to file periodic reports, current reports, proxy statements and other information with the SEC. This information will be available at the SEC's public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC's website at http://www.sec.gov. The public may obtain information on the operation of the SEC's public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting us at BlueCrest Capital Finance Corp., 225 West Washington Street, 2nd Floor, Chicago, IL 60606, by telephone at (312) 368-4970, or on our website at http://www.                  .com.

 FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "us" or "BlueCrest Capital Finance," or that "we" will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in BlueCrest Capital Finance Corp.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)		%(1)
Offering expenses borne by us (as a percentage of offering price)		%(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses (as a percentage of offering price)		%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee		%(4)
Incentive fees payable under our Investment Advisory and Administration Agreement		%(5)
Interest payments on borrowed funds		%(6)
Other expenses (estimated)		%(7)
Acquired fund fees and expenses	None

Total annual expenses (estimated)		%(8)

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. See Note 6 below for additional information regarding certain assumptions regarding our level of leverage subsequent to this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

(1)
The underwriting discounts and commissions (the sales load) with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)
Amount reflects estimated offering expenses of approximately $            .

(3)
The expenses of the dividend reinvestment plan are included in "other expenses."

(4)
Assumes the completion of our acquisition of the Legacy Portfolio. The above calculation reflects our base management fee as a percentage of our net assets. Our base management fee under the Investment Advisory and Administration Agreement is based on our gross assets, which is defined as all the assets of BlueCrest Capital Finance, including those acquired using borrowings for investment purposes. As a result, our use of leverage would have the effect of increasing our base management fee as a percentage of our net assets. See "Investment Advisory and Administration Agreement."

(5)
Reflects the estimated annual incentive fees payable to our investment adviser, assuming full performance of the Legacy Portfolio. Based on our current business plan, we anticipate that substantially all of the net proceeds of this offering, other than $             million which will be used

  to repay the Distribution Notes issued to the Legacy Master Fund in connection with the BlueCrest Portfolio Acquisition, will be invested within six to twelve months depending on the availability of investment opportunities that are consistent with our investment objective and other market conditions. We expect that it will take more than three months to invest all of the remaining net proceeds of this offering, in part because privately negotiated investments in illiquid securities require substantial due diligence and structuring. The incentive fee consists of two parts:

  The first part, which is payable quarterly in arrears, equals 20.0% of the excess, if any, of our "Pre-Incentive Fee Net Investment Income" that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate, which we refer to as the Hurdle, subject to a "catch-up" provision measured at the end of each calendar quarter. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

    •
    no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 1.75%;

    •
    100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle but is less than 2.1875%) as the "catch-up." The "catch-up" is meant to provide our investment adviser with 20.0% of our Pre-Incentive Fee Net Investment Income, as if a Hurdle did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter; and

    •
    20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee Investment Income thereafter is allocated to our investment adviser).

  The second part of the incentive fee equals 20.0% of our "Incentive Fee Capital Gains," if any, which equals our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each calendar year (or upon termination of the Investment Advisory and Administration Agreement, as of the termination date), commencing with the year ending November 30, 2011. For a more detailed discussion of the calculation of this fee, see "Investment Advisory and Administration Agreement."

(6)
In addition to issuing Distribution Notes in connection with the BlueCrest Portfolio Acquisition, we may also borrow additional funds to make investments, including before we have fully invested the proceeds of this offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our Board of Directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders. We do not currently anticipate issuing any preferred stock. The costs associated with any borrowing will be indirectly borne by our investors. In contrast, holders of our debt securities or preferred stock, if any, will generally not be required to indirectly bear the costs of any such borrowings, or any of our other annual expenses, including advisory fees. For purposes of this section, we have assumed that we will borrow for investment purposes an amount equal to        % of our gross assets (including such borrowed funds) and that the annual interest rate on the borrowed amount equals        %. The above calculation reflects our estimated cost of leverage for our first year of operations following our initial public offering, including the Distribution Notes.

(7)
"Other expenses" ($             million, including costs and expenses associated with our formation and organization) are based upon estimates of the first full year of operations.

(8)
We have no current intention to invest in the securities of other investment companies. However, we are permitted to make such investments in limited circumstances under the 1940 Act. If we were to make such investments, we would incur fees and our stockholders would pay two levels of fees. As we have no current expectation of making any such investments, any estimate of the amount of such fees would be highly speculative.

        The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory and Administration Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. In addition, the example assumes inclusion of the sales load of      %. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

 RISK FACTORS

        Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have no operating history as a business development company.

        BlueCrest Capital Finance was formed in March 2011 and has no operating history as a business development company. As a result, we are subject to many of the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. As a business development company, we will be subject to the regulatory requirements of the SEC, in addition to the specific regulatory requirements applicable to business development companies under the 1940 Act and RICs under the Code. Our management and that of our investment adviser, BlueCrest Advisors, has not had any prior experience operating under this regulatory framework, and we may incur substantial additional costs, and expend significant time or other resources, to do so. From time to time, BlueCrest Advisors may pursue investment opportunities, like equity investments, in which it has more limited experience. We may also be unable to replicate the historical performance of prior investment funds. In addition, we may be unable to generate sufficient revenue from our operations to make or sustain distributions to our stockholders.

Our investment portfolio will be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there will be uncertainty as to the value of our portfolio investments.

        Under the 1940 Act, we will be required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there will not be a public market for the securities of the privately held companies in which we will invest. As a result, we will value these securities quarterly at fair value based on input from management, a third-party independent valuation firm and our valuation committee and with the oversight, review and approval of our Board of Directors.

        The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of our investments might warrant.

Our financial condition and results of operations will depend on our ability to effectively manage and deploy capital.

        Our ability to achieve our investment objective will depend on our ability to effectively manage and deploy capital, which will depend, in turn, on our investment adviser's ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

        Accomplishing our investment objective on a cost-effective basis will largely be a function of our investment adviser's handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, our investment adviser's investment team will also be called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment.

        Even if we are able to grow and build upon our investment portfolio, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We may face increasing competition for investment opportunities.

        We will compete for investments with other business development companies with similar investment strategies, private equity funds with similar investment strategies, venture lending funds, finance companies with venture lending units and banks focused on venture lending. Many of our competitors will be substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of capital and access to funding sources that will not be available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we will have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we will be able to offer. We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we are forced to match our competitors' pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in venture capital-backed companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors will have greater experience operating under, or will not be subject to, the regulatory restrictions that the 1940 Act will impose on us as a business development company.

Our business model depends to a significant extent upon strong referral relationships. Any inability of our investment adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

        We depend upon our investment adviser to maintain its relationships with venture capital and private equity firms, placement agents, investment banks, management groups and other financial institutions, and we expect to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our investment adviser fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom our investment adviser has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future.

We will be dependent upon BlueCrest Advisors' key personnel for our future success.

        We will depend on the diligence, skill and network of business contacts of William DeMars and Mark King, who will serve as the senior managing director and managing director, respectively, of BlueCrest Advisors, and who will lead BlueCrest Advisors' investment team. Messrs. DeMars and King, together with the other members of our investment adviser's core investment team, will evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of Messrs. DeMars and King and the other members of our investment adviser's core investment team. We cannot assure you that unforeseen business, medical, personal or other circumstances would not lead any such individual to terminate his or her relationship with us. The loss of either Mr. DeMars or Mr. King or any of the other members of our investment adviser's core investment team could have a material adverse effect on our ability to achieve our investment objective as well as on our financial condition and results of operations. In addition, we can offer no assurance that BlueCrest Advisors will continue indefinitely as our investment adviser.

        The members of BlueCrest Advisors' investment team are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. We expect that Messrs. DeMars and King will dedicate substantially all of their time to the activities of our company; however, they may be engaged in other business activities which could divert their time and attention in the future.

Our success will depend on the ability of BlueCrest Advisors to attract and retain qualified personnel in a competitive environment.

        Our growth will require that BlueCrest Advisors retain and attract new investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which it will compete for experienced personnel will have greater resources than it will have.

There are significant potential conflicts of interest which could impact our investment returns.

        BlueCrest Advisors' investment team presently manages the Legacy Funds. In addition, our executive officers and directors, as well as the current and future members of our investment adviser, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. However, BlueCrest Advisors' core investment team does not have a present intent to sponsor or manage another business development company with an investment strategy that is substantially similar to our investment strategy.

        In the course of our investing activities, we will pay management and incentive fees to BlueCrest Advisors and reimburse BlueCrest Advisors for certain expenses it incurs. As a result, investors in our common stock will invest on a "gross" basis and receive distributions on a "net" basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments.

Accordingly, there may be times when the management team of BlueCrest Advisors will have interests that differ from those of our stockholders, giving rise to a conflict.

        We have entered into a royalty-free license agreement with BlueCrest Capital, the general partner of our investment adviser, pursuant to which BlueCrest Capital has granted us a non-exclusive royalty-free license to use the name "BlueCrest." Under the license agreement, we have the right to use the "BlueCrest" name for so long as BlueCrest Advisors or one of its affiliates remains our investment adviser. In addition, we will pay BlueCrest Advisors, an affiliate of BlueCrest Capital, our allocable portion of overhead and other expenses incurred by BlueCrest Advisors in performing its administrative obligations under the Investment Advisory and Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer and any administrative support staff. These arrangements will create conflicts of interest that our Board of Directors must monitor.

The Investment Advisory and Administration Agreement with BlueCrest Advisors was not negotiated on an arm's length basis and may not be as favorable to us as if it had been negotiated with an unaffiliated third-party.

        The Investment Advisory and Administration Agreement was negotiated between related parties. Consequently, its terms, including fees payable to BlueCrest Advisors, may not be as favorable to us as if they had been negotiated with an unaffiliated third-party.

Our incentive fee may induce BlueCrest Advisors to pursue speculative investments and to use leverage when it may be unwise to do so.

        The incentive fee payable by us to BlueCrest Advisors may create an incentive for BlueCrest Advisors to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our investment adviser will be calculated based on a percentage of our return on invested capital. This may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock. In addition, our investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there will be no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

        The incentive fee payable by us to our investment adviser also may induce our investment adviser to invest on our behalf in instruments that have a deferred interest feature, even if such deferred payments would not provide cash necessary to enable us to pay current distributions to our stockholders. Under these investments, we would accrue interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, will include accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash. In addition, the "catch-up" portion of the incentive fee may encourage our investment adviser to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in timing and dividend amounts.

        Although we do not anticipate doing so during our first 12 months of operations, we may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company's expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to our investment adviser with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and incentive fee of our investment adviser; as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

A general increase in interest rates will likely have the effect of making it easier for our investment adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.

        Given the structure of our Investment Advisory and Administration Agreement with our investment adviser, any general increase in interest rates will likely have the effect of making it easier for our investment adviser to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory and Administration Agreement without any additional increase in relative performance on the part of our investment adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory and Administration Agreement, our investment adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in our investment adviser's income incentive fee resulting from such a general increase in interest rates.

Our investment adviser will have the right to resign on 60 days' notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

        Our investment adviser will have the right, under the Investment Advisory and Administration Agreement, to resign at any time upon not less than 60 days' written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations, as well as our ability to pay distributions, are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Our investment adviser may not be able to achieve the same or similar returns as those achieved by Messrs. DeMars and King and the other members of our investment adviser's core investment team while they were employed at prior positions.

        Although in the past Messrs. DeMars and King and the other members of our investment adviser's core investment team have held senior positions at a number of investment firms, including BlueCrest Capital, their track record and achievements are not necessarily indicative of future results that will be achieved by our investment adviser. We cannot assure you that we will be able to achieve the results realized by prior vehicles managed by Messrs. DeMars and King and the other members of our investment adviser's core investment team, including the Legacy Funds.

The Legacy Portfolio represents only a portion of the investments of the Legacy Funds and the performance of the investments in the Legacy Portfolio may not be indicative of our investment adviser's future performance in managing our overall portfolio.

        The portfolio investments that comprise the Legacy Portfolio represent only a portion of the total portfolio investments of the Legacy Funds. As a result, you should not place undue reliance on the fact that the investments included in the Legacy Portfolio are currently performing. Specifically, the Legacy Funds have historically suffered some defaults and losses on certain of their portfolio investments, and there can be no assurance that the investments comprising the Legacy Portfolio, as well as additional investments we may make subsequent to completion of this offering, will not suffer similar or more frequent defaults and losses in the future. In addition, the investments comprising the Legacy Portfolio were selected in part as a result of their performance and risk characteristics, and should not be viewed as an indicator of either the overall performance of the Legacy Funds or the prospective performance of our portfolio in the future.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

        We intend to qualify as a business development company under the 1940 Act prior to consummation of this offering. The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a business development company, we will be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

Regulations governing our operation as a business development company affect our ability to raise additional capital and the way in which we do so. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

        We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. We will issue approximately $             million of Distribution Notes in connection with the BlueCrest Portfolio Acquisition. See "Description of Securities—Debt." However, we intend to repay the Distribution Notes using a portion of the net proceeds from this offering. If we issue preferred stock, the preferred stock would rank "senior" to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

        We will not generally be able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board of Directors determines that such sale is in the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

        The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. We may borrow from and issue senior debt securities to banks, insurance companies and other lenders in the future. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our investment adviser will be payable based on our gross assets, including those assets acquired through the use of leverage, our investment adviser will have a financial incentive to incur leverage which may not be consistent with our stockholders' interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to our investment adviser.

        As a business development company, we will generally be required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. If this ratio declines below 200%, we may not be able to incur additional debt and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our investment adviser's and our Board of Directors' assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

        In addition, for so long as they are outstanding, the Distribution Notes will impose, and any other debt facility into which we may enter would likely impose, financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our qualification as a RIC.

        We will issue approximately $             million of Distribution Notes in connection with the BlueCrest Portfolio Acquisition. The Distribution Notes will bear interest at a rate of        % per annum, payable quarterly in cash, and will mature in                        , 2011. The Distribution Notes are repayable at any time, in whole or in part, at a price of 100% of their principal amount, plus accrued and unpaid interest to the date of repayment. Further, we must use the net cash proceeds from the issuance of any securities to repay the outstanding Distribution Notes at a price of 100% of their principal amount, plus accrued and unpaid interest to the date of repayment. However, we intend to repay the Distribution Notes using a portion of the net proceeds from this offering. See "Description of Securities—Debt."

We may experience fluctuations in our quarterly and annual results.

        We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors will be authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

        Under Delaware General Corporation Law, or the DGCL, and our restated certificate of incorporation, our Board of Directors will be authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, our Board of Directors will be required by the DGCL and our restated certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock. The issuance of preferred shares convertible into shares of common stock may also reduce the net income and net asset value per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in our common stock.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

        Our Board of Directors will have the authority to modify or waive our investment objective, current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

        Although we intend to elect to be treated as a RIC commencing with our tax year ending November 30, 2011, no assurance can be given that we will be able to qualify for and maintain our qualification as a RIC. To obtain and maintain our qualification as a RIC, we must meet the following source-of-income, asset diversification, and distribution requirements.

        The income source requirement will be satisfied if we obtain at least 90% of our gross income for each year from dividends, interest, foreign currency, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships," or similar sources.

        The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

        The annual distribution requirement will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify as a RIC.

        If we fail to qualify as a RIC for any reason and therefore become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

        For U.S. federal income tax purposes, we will include in our taxable income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances, or contractual "payment-in-kind," or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount or increases in loan balances as a result of contractual PIK arrangements will be included in our taxable income before we receive any corresponding cash payments. We also may be required to include in our taxable income certain other amounts that we will not receive in cash.

        Since, in certain cases, we may recognize taxable income before or without receiving corresponding cash payments, we may have difficulty meeting the annual distribution requirement necessary to maintain our qualification as a RIC. Accordingly, to satisfy our RIC distribution requirements, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of our election to be taxed as a RIC, please see "Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company."

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

        We may distribute dividends that are payable predominantly in shares of our common stock. Under a recently issued Internal Revenue Service revenue procedure, up to 90% of any such dividends for taxable years ending prior to 2012 could be payable in our stock. In situations where this revenue procedure is not applicable, the Internal Revenue Service has also issued private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (instead of the 10% cash standard of the revenue procedure) if certain requirements are satisfied. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. federal tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time.

        We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See "Regulation as a Business Development Company."

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

        We and our portfolio companies will be subject to applicable local, state and U.S. federal laws and regulations, including, without limitation, U.S. federal immigration laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our investment adviser's investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

We will incur significant costs as a result of being a publicly traded company.

        As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the "Exchange Act," as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC.

        Under current SEC rules, beginning with our fiscal year ending November 30, 2012, our management will be required to report on their internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, and rules and regulations of the SEC thereunder. We will be required to review on an annual basis our internal controls over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal controls over financial reporting. As a result, we expect to incur significant additional expenses in the near term, which may negatively impact our financial performance and our ability to make distributions to our stockholders. This process also will result in a diversion of management's time and attention. We cannot be certain as to the timing of completion of any evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, the market price of our common stock may be adversely affected.

A disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

        As a business development company, we will have to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Since the middle of 2007 through 2010, the capital markets and the credit markets experienced extreme volatility and disruption and, accordingly, there has been and may continue to be uncertainty in the financial markets in general. Any further disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

        If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue senior securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to consummate new borrowing facilities to provide capital for normal operations, including new originations. In recent years, reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers.

        If we are unable to secure debt financing on commercially reasonable terms, our liquidity will be reduced significantly. If we are unable to repay amounts outstanding under any debt facilities we may obtain and are declared in default or are unable to renew or refinance these facilities, we would not be able to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility to the credit markets, a severe decline in the value of the U.S. dollar, another economic downturn or an operational problem that affects third parties or us, and could materially damage our business.

Terrorist attacks, acts of war or natural disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

        Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Risks Related to Our Investments

Our investments are very risky and highly speculative.

        We invest primarily in senior secured loans and select equity investments issued by venture capital-backed companies.

        Senior Secured Loans.    There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company's financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan's terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

        Equity Investments.    When we invest in senior secured loans, we may acquire equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

        In addition, investing in venture capital-backed companies involves a number of significant risks, including:

  •
  these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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  they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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  they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

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  they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Investing in venture capital-backed companies involves a high degree of risk and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect.

        Our portfolio will consist primarily of debt and equity investments in privately owned venture capital-backed companies. Investing in venture capital-backed companies involves a number of significant risks. Typically, the debt in which we will invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be below investment grade. Compared to larger publicly owned companies, these venture capital-backed companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, the loss of any of its key employees could affect a portfolio company's ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company's ability to repay its obligations to us, which may have an adverse affect on the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower's financial condition and prospects may be accompanied by deterioration in the value of the loan's collateral.

        Some of these companies cannot obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, loans made to these types of companies pose a higher default risk than loans made to companies that have access to traditional credit sources.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

        We will invest primarily in privately held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of our investment adviser's investment team to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

        We invest primarily in senior secured loans issued by venture capital-backed companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or in some cases senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

        Even though we may have structured most of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower's business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

        Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender's consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an "intercreditor agreement" prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we will be requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

An economic recession could impair our portfolio companies and harm our operating results.

        Certain of our portfolio companies may be susceptible to an economic recession and may be unable to repay our loans during such a period of economic instability period. Therefore, assets may become non-performing and the value of our portfolio may decrease during such a period. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. An economic recession could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of our assets.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. Any extension or restructuring of our loans could adversely affect our cash flows. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to those of other creditors.

The lack of liquidity in our investments may adversely affect our business.

        We invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. There is no established trading market for the securities in which we invest. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments will usually be subject to contractual or legal restrictions on resale or are otherwise illiquid because there is no established trading market for such investments. The illiquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We have not yet identified all of the portfolio companies we will invest in using the proceeds of this offering.

        While we will acquire the Legacy Portfolio in connection with this offering, we have not yet identified all of the additional potential investments for our portfolio that we will acquire with the proceeds of this offering. As a result, you will be unable to evaluate any future portfolio company investments prior to purchasing our shares. Additionally, our investment adviser will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

        Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as "follow-on" investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or a subsequent financing; or (3) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our concentration of risk, we prefer other opportunities, we are subject to business development company requirements that would prevent such follow-on investments, or the follow-on investment would affect our qualification as a RIC.

Our portfolio may lack diversification among portfolio companies which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.

        Our portfolio may hold a limited number of portfolio companies. For example, the            largest investments in the Legacy Portfolio as of March 31, 2011 represented        % of the fair value of the Legacy Portfolio. Beyond the asset diversification requirements associated with our qualification as a RIC, we will not have fixed guidelines for diversification, and our investments may be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some larger funds, we are more susceptible to failure if a single loan fails. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

        Our portfolio may be concentrated in a limited number of industries. A downturn in any particular industry in which we are invested could significantly impact the aggregate returns we realize.

        As of March 31, 2011, our investments in technology, life science and energy companies represented approximately        %,        % and        %, respectively, of the fair value of the Legacy Portfolio. If an industry in which we have significant investments suffers from adverse business or economic conditions, as this industry has, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

Because we generally will not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

        Although we may do so in the future, we do not currently hold controlling equity positions in our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. If any of these occur, it could materially and adversely affect our operating results and cash flows.

If our portfolio companies are unable to commercialize their technologies, products, business concepts or services, the returns on our investments could be adversely affected.

        The value of our investments in our portfolio companies may decline if they are not able to commercialize their technology, products, business concepts or services. Additionally, although some of our portfolio companies may already have a commercially successful product or product line at the time of our investment, technology, life science and energy related products and services often have a more limited market or life span than products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate in increasingly competitive markets. If they are unable to do so, our investment returns could be adversely affected and their ability to service their debt obligations to us over the term of the loan could be impaired. Our portfolio companies may be unable to successfully acquire or develop any new products and the intellectual property they currently hold may not remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither our portfolio companies nor we will have any control over the pace of technology development. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.

If our portfolio companies are unable to protect their intellectual property rights, our business and prospects could be harmed, and if portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.

        Our future success and competitive position will depend in part upon the ability of our portfolio companies to obtain, maintain and protect proprietary technology used in their products and services. The intellectual property held by our portfolio companies often represents a substantial portion of the collateral securing our investments and/or constitutes a significant portion of the portfolio companies' value that may be available in a downside scenario to repay our loans. Our portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation to enforce their patents, copyrights or other intellectual property rights, protect their trade secrets, determine the validity and scope of the proprietary rights of others or defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe or misappropriate a third-party's patent or other proprietary rights, it could be required to pay damages to the third-party, alter its products or processes, obtain a license from the third-party and/or cease activities utilizing the proprietary rights, including making or selling products utilizing the proprietary rights. Any of the foregoing events could negatively affect both the portfolio company's ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

        As a business development company, we will be required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company's inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

        We will be subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, depending on future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

        To the extent we use debt to finance our investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Our investment adviser does not have significant experience with utilizing these techniques and did not implement these techniques to any significant extent with the Legacy Portfolio. If we do not implement these techniques properly, we could experience losses on our hedging positions, which could be material.

        You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to our pre-incentive fee net investment income.

        We will issue approximately $             million of Distribution Notes in connection with the BlueCrest Portfolio Acquisition. See "Description of Securities—Debt." However, we intend to repay the Distribution Notes using a portion of the net proceeds from this offering.

Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.

        Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.

We may not realize gains from our equity investments.

        Certain investments that we may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We will often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

        Our investment strategy contemplates possible investments in debt securities of foreign companies. Our investment adviser does not have significant experience with investments in foreign securities and did not acquire such investments to any significant extent in connection with its management of the Legacy Portfolio. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

        Although most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

We may expose ourselves to risks if we engage in hedging transactions.

        If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Risks Relating to This Offering

Before this offering, there will be no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following this offering.

        Before this offering, there will be no public market for our common stock, and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it may trade after this offering. Shares of closed-end management investment companies offered in an initial public offering often trade at a discount to the initial public offering price due to sales loads, including underwriting discounts, and related offering expenses. In addition, shares of closed-end management investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors for such issuance.

Our common stock price may be volatile and may decrease substantially.

        The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

  •
  price and volume fluctuations in the overall stock market from time to time;

  •
  investor demand for our shares;

  •
  significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

  •
  changes in regulatory policies or tax guidelines with respect to RICs or business development companies;

  •
  failure to qualify as a RIC, or the loss of our qualification as a RIC;

  •
  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

  •
  changes, or perceived changes, in the value of our portfolio investments;

  •
  departures of BlueCrest Advisors' key personnel;

  •
  operating performance of companies comparable to us; or

  •
  general economic conditions and trends and other external factors.

        In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price once a market for our stock is established, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.

Before the BlueCrest Portfolio Acquisition and after the Legacy Portfolio is valued for such, the value of the Legacy Portfolio may decrease.

        If the value of the Legacy Portfolio decreases after it is valued for the BlueCrest Portfolio Acquisition, but before the BlueCrest Portfolio Acquisition, the current investors in the Legacy Finance Fund will acquire a relatively greater portion of the shares of our common stock than if the Legacy Portfolio was accurately valued at the time of the BlueCrest Portfolio Acquisition. In turn, a related write-down would reduce our net assets after completion of this offering.

We cannot assure you that we will be able to successfully deploy the net proceeds of this offering within the timeframe we have contemplated.

        We anticipate that substantially all of the net proceeds of this offering will be invested in accordance with our investment objective and strategies described in this prospectus within six to twelve months from the consummation of this offering, and after repayment of the Distribution Notes. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of this offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of this offering within our contemplated timeframe, our investment income, and in turn our results of operations, will likely be materially adversely affected.

We will have broad discretion over the use of proceeds of this offering and will use proceeds in part to satisfy operating expenses.

        We will have significant flexibility in applying the proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree, or for purposes other than those contemplated at the time of this offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of this offering, pending full investment, are used to pay operating expenses.

Provisions of the DGCL and of our restated certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

        The DGCL contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Our restated certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits us from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of our voting stock, or with their affiliates, unless our directors or stockholders approve the business combination in the prescribed manner. Section 203 of the DGCL may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our Board of Directors has, however, adopted a resolution exempting from Section 203 of the DGCL any business combination between us and any other person, subject to prior approval of such business combination by our Board of Directors, including approval by a majority of our directors who are not "interested persons."

        We have also adopted measures that may make it difficult for a third-party to obtain control of us, including provisions of our restated certificate of incorporation authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series and to cause the issuance of additional shares of our stock. These provisions, as well as other provisions of our restated certificate of incorporation and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Investors in this offering may incur dilution.

        Upon completion of the BlueCrest Portfolio Acquisition, our pro forma net asset value as of                        , 2011 would have been $             million, or approximately $            per share. After giving effect to the sale of             million shares of our common stock in this offering at an assumed public offering price of $            per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus) and after deducting the underwriting discounts and commissions of approximately $             million and estimated offering expenses of approximately $             million payable by us, our pro forma net asset value is expected to be approximately $             million, or approximately $            per share, representing an immediate decrease in net asset value of $            per share, or $            , to shares sold in this offering. Accordingly, assuming an initial public offering price of $            per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), investors purchasing shares in this offering would pay a price per share of common stock that exceeds the net asset value per share of common stock after this offering by $            and will bear the costs of the underwriting discount and, indirectly, other offering expenses.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

        All of the common stock to be issued to our investment adviser, our officers and directors, and our other stockholders who receive shares of common stock in the BlueCrest Portfolio Acquisition will be subject to lock-up periods of 180 days. Upon expiration of these lock-up periods, or earlier upon the consent of Credit Suisse Securities (USA) LLC, such shares will generally be freely tradable in the public market, subject to the provisions of Rule 144 promulgated under the Securities Act. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

 FORWARD-LOOKING STATEMENTS AND PROJECTIONS

        This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our current and prospective portfolio investments, our industry, our beliefs and our assumptions. Words such as "anticipates," "expects," "intends," "plans," "will," "may," "continue," "believes," "seeks," "estimates," "would," "could," "should," "targets," "projects," and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

  •
  an economic downturn could impair our portfolio companies' ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

  •
  a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

  •
  interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the effect of investments that we expect to make;

  •
  our contractual arrangements and relationships with third parties;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  the use of borrowed money to finance a portion of our investments;

  •
  the adequacy of our financing sources and working capital;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies;

  •
  the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments;

  •
  the ability of our investment adviser to attract and retain highly talented professionals;

  •
  our ability to qualify and maintain our qualification as a RIC and as a business development company;

  •
  the effect of changes to tax legislation and our tax position;

  •
  currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

  •
  the risks, uncertainties and other factors we identify in "Risk Factors" and elsewhere in this prospectus.

        Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in "Risk Factors" and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus and we assume no duty and do not undertake to update the forward-looking statements.

 USE OF PROCEEDS

        We estimate that the net proceeds we will receive from the sale of                        shares of our common stock in this offering will be approximately $            (or approximately $            if the underwriters' over-allotment option is exercised in full), assuming an initial public offering price of $            per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), after deducting the underwriting discounts and commissions of approximately $            (or approximately $            if the underwriters' over-allotment option is exercised in full) and estimated offering expenses of approximately $            .

        We plan to use $             million of the net proceeds of this offering to repay the Distribution Notes that will be issued in connection with the BlueCrest Portfolio Acquisition. We intend to use the remaining net proceeds of this offering for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to twelve months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace.

        Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See "Regulation as a Business Development Company—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

 DISTRIBUTIONS

        To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after the completion of this offering. Our quarterly dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.

        We intend to elect to be treated as a RIC commencing with our taxable year ending November 30, 2011. To qualify as a RIC, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our net ordinary income for the calendar year; (2) 98.2% of our net capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment, pay U.S. federal income tax on such amounts at regular corporate tax rates, and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See "Material U.S. Federal Income Tax Considerations." We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

        Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan out of assets legally available therefore, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. See "Dividend Reinvestment Plan." Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

 CAPITALIZATION

        The following table sets forth:

  •
  our actual cash and capitalization as of                        , 2011; and

  •
  our cash and capitalization as adjusted to give effect to (i) the BlueCrest Portfolio Acquisition, (ii) the sale of our common stock in this offering at an assumed initial public offering price of $            per share, after deducting the estimated underwriting discounts and commissions and estimated organizational and offering expenses of approximately $             million payable out of the proceeds of this offering, and (iii) the repayment of the Distribution Notes.

        You should read this table together with "Use of Proceeds" and "Discussion of the Company's Expected Operating Plans" and the financial statements and related notes included in this prospectus.

As of , 2011
	Actual	As Adjusted(1)
(dollars in thousands)
Assets:
Cash and cash equivalents	$	$
Gross assets	$	$

Liabilities:
Total liabilities	$	$

Stockholders' equity:
Common stock, par value $0.01 per share; shares authorized and shares issued and outstanding on an actual basis and shares issued and outstanding on an as adjusted basis

Capital in excess of par value

Total stockholders' equity	$	$

Pro forma net asset value per share	$	$

(1)
Does not include any shares that may be issued pursuant to the underwriters' option to purchase up to                        additional shares to cover over-allotments of shares.

 DILUTION

        The potential dilution to investors in this offering would be represented by the amount by which the initial public offering price per share exceeds our pro forma net asset value per share after (i) the completion of the BlueCrest Portfolio Acquisition, (ii) the completion of this offering, and (iii) the repayment of the Distribution Notes. Net asset value per share is determined by dividing our net asset value, which is our gross assets less total liabilities, by the number of outstanding shares of common stock.

        Upon completion of the BlueCrest Portfolio Acquisition, our                                    , 2011 pro forma net asset value would have been $             million, or approximately $            per share. After giving effect to (i) the sale of                         million shares of our common stock in this offering at an assumed initial public offering price of $            per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus) and after deducting the underwriting discounts and commissions of approximately $             million and estimated organizational and offering expenses of approximately $             million payable by us, and (ii) the repayment of the Distribution Notes, our pro forma net asset value is expected to be approximately $             million, or approximately $            per share, representing an immediate decrease in net asset value of $            per share, or $            , to shares of common stock sold in this offering.

        The following table illustrates the dilution to the shares on a per share basis, taking into account the assumptions set forth above:

Assumed initial public offering price per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus)	$
Pro forma , 2011 net asset value before this offering but after completion of the BlueCrest Portfolio Acquisition	$
Decrease attributable to stockholders	$
Pro forma , 2011 net asset value after completion of the BlueCrest Portfolio Acquisition and this offering and repayment of the Distribution Notes	$
Dilution to stockholders (without exercise of the over-allotment option)	$

 BLUECREST PORTFOLIO ACQUISITION

        Immediately prior to the pricing of this offering and the filing of our election to be regulated as a business development company under the 1940 Act, pursuant to an Equity Purchase Agreement to be entered into by and between BlueCrest Capital Finance and the Legacy Finance Fund's current equity holders, we will acquire all of the outstanding equity of the Legacy Finance Fund in exchange for approximately                         million shares of our common stock. Concurrent with this acquisition, pursuant to an Asset Purchase Agreement to be entered into by and between BlueCrest Capital Finance, the Legacy Master Fund and BlueCrest Venture Finance (Delaware), LLC, we will acquire a portfolio of loan assets from BlueCrest Venture Finance (Delaware), LLC, a wholly-owned subsidiary of the Legacy Master Fund, in exchange for approximately $             million of Distribution Notes. The portfolio of loan assets we intend to acquire from the Legacy Master Fund will represent approximately        % of BlueCrest Capital Finance's total investment portfolio on a fair value basis, as determined by our Board of Directors, after completion of the BlueCrest Portfolio Acquisition. We intend to repay the Distribution Notes using a portion of the net proceeds of this offering. The investments comprising the Legacy Portfolio have a collective fair value of approximately $             million as of March 31, 2011, as determined by our Board of Directors, with the assistance of a third-party valuation firm. All of the loans that comprise the Legacy Portfolio were performing as of December 31, 2010.

        Our Board of Directors has engaged a third-party valuation firm to assist it in determining the fair value of each illiquid investment in the Legacy Portfolio for which there were no readily available market quotations. Our Board of Directors will also utilize the services of a third-party valuation firm to assist it in determining the fair value of our portfolio investments subsequent to the completion of this offering.

        For a discussion of our stock ownership after the BlueCrest Portfolio Acquisition, please see "Control Persons and Principal Stockholders."

Pro Forma Balance Sheet and Schedule of Investments

        The following pro forma balance sheet assumes the BlueCrest Portfolio Acquisition took place on                        , 2011:

, 2011	Pro Forma Pre-Offering	Pro Forma Post-Offering
(Amounts in '000s)
Assets
Cash and cash equivalents	$	$
Interest receivable
Loans receivable, at fair value (cost $ )
Investments in senior secured loans, at fair value (cost $ )
Investments in equity and warrants, at fair value (cost $ )

Total Assets	$	$

Liabilities
Accrued expenses and other liabilities	$	$
Interest payable
Distribution Notes

Total Liabilities	$	$

Stockholders' Equity
Common Stock, par value $0.01 per share; shares authorized, shares issued and outstanding, pro forma as adjusted
Capital in excess of par value

Total Stockholders' Equity	$	$

Total Liabilities and Stockholders' Equity	$	$

        Additionally, refer to "Capitalization" for further details of our capitalization subsequent to completion of this offering.

        The following pro forma Schedule of Investments assumes the BlueCrest Portfolio Acquisition took place on                        , 2011:

, 2011
Description	Industry	Interest Rate	Maturity/Expiration Date	Par Amount/Quantity	Cost	Fair Value

        [TO BE PROVIDED BY AMENDMENT]

 DISCUSSION OF THE COMPANY'S EXPECTED OPERATING PLANS

        The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under "Risk Factors" and "Forward-Looking Statements and Projections" appearing elsewhere herein.

Overview

        We are a newly-formed, externally managed, non-diversified closed-end management investment company formed to continue and expand the business of the Legacy Funds, which originate and invest in primarily senior secured loans and, to a lesser extent, equity securities issued by companies principally in the technology, life science, and energy industries. Our investment objective is to seek to maximize total returns to our stockholders, primarily by generating both current income and capital appreciation through our portfolio investments. In our lending activities, we focus primarily on loan structures that will provide us with principal protection, a current income component, upside potential in the form of warrants or success fees, and, in certain cases, a right to make direct equity investments in later financing rounds.

        We intend to elect to be treated as a business development company under the 1940 Act before the pricing of this offering. In addition, we intend to elect to be treated as a RIC for U.S. federal income tax purposes, commencing with our taxable year ending November 30, 2011. Subsequent to completion of this offering, we will be managed by our investment adviser, which intends to register as an investment adviser under the Advisers Act, before the pricing of this offering. BlueCrest Advisors will also provide administrative services necessary for our operations.

        Immediately before the pricing of this offering, we will acquire all of the outstanding equity of the Legacy Finance Fund in exchange for approximately                         million shares of our common stock. Concurrent with this acquisition, we will acquire a portfolio of loan assets from BlueCrest Venture Finance (Delaware), LLC, a wholly-owned subsidiary of the Legacy Master Fund, in exchange for approximately $             million of Distribution Notes. We intend to repay the Distribution Notes using a portion of the net proceeds from this offering. The investments comprising the Legacy Portfolio have a collective fair value of approximately $             million as of March 31, 2011, as determined by our Board of Directors, with the assistance of a third-party valuation firm. All of the loans that comprise the Legacy Portfolio were performing as of December 31, 2010. See "BlueCrest Portfolio Acquisition."

        Since the inception of the Legacy Funds and through March 31, 2011, the Legacy Funds have funded            portfolio companies and have invested $             million in            loans (including                        loans that have been repaid). As of March 31, 2011, the Legacy Portfolio had approximately $             million of debt and $             million of equity investments, and was comprised of            portfolio companies. All of the existing loans that comprise the Legacy Portfolio are secured by all or a portion of the tangible and intangible assets of the applicable portfolio company. The debt investments included in the Legacy Portfolio had a weighted average annualized yield of approximately        % as of March 31, 2011. As of March 31, 2011, the Legacy Portfolio had a dollar-weighted average term of approximately             months from inception and a dollar-weighted average remaining term of approximately            months. The Legacy Portfolio also included                        warrant positions with a fair value, as determined by our Board of Directors, of $             million as of March 31, 2011. We have engaged a third-party valuation firm to assist our Board of Directors in determining the fair value of the investments in the Legacy Portfolio. Additional information regarding the Legacy Portfolio is set forth under the sections of the prospectus entitled "BlueCrest Portfolio Acquisition" and "Portfolio

Companies," as well as in the financial statements and the related notes thereto included in this prospectus.

        We will be an externally managed business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in "qualifying assets," including securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. This offering will significantly increase our capital resources. See "Regulation as a Business Development Company."

Revenues

        We plan to generate revenue primarily from the monthly cash interest we will collect on our debt investments and, to a lesser extent, from the early termination fees that many of our debt investments require the borrower to pay. In addition, many of our loan facilities will also offer the opportunity to participate in a borrower's equity performance through warrant participation, success fees, direct equity ownership or otherwise, which may result in revenue in the form of dividends and/or capital gain. Further, we may generate revenue in the form of commitment, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance and possibly consulting fees and performance-based fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

        Our primary operating expenses will include the payment of: (i) investment advisory fees, including base management fees and incentive fees, to BlueCrest Advisors; (ii) our allocable portion of overhead and other expenses incurred by BlueCrest Advisors in performing its administrative obligations under the Investment Advisory and Administration Agreement; and (iii) other operating expenses as detailed below. Our investment advisory fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. See "Investment Advisory and Administration Agreement." We will bear all other expenses of our operations and transactions, including (without limitation):

  •
  the cost of our organization and this offering;

  •
  the cost of calculating our net asset value, including the cost of any third-party valuation services;

  •
  the cost of effecting sales and repurchases of our shares and other securities;

  •
  interest payable on debt, if any, to finance our investments;

  •
  fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;

  •
  transfer agent and custodial fees;

  •
  fees and expenses associated with marketing efforts;

  •
  federal and state registration fees, any stock exchange listing fees;

  •
  federal, state and local taxes;

  •
  independent directors' fees and expenses;

  •
  brokerage commissions;

  •
  fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

  •
  direct costs and expenses of administration and sub-administration, including printing, mailing, long distance telephone and staff;

  •
  fees and expenses associated with independent audits and outside legal costs;

  •
  costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

  •
  all other expenses incurred by either BlueCrest Advisors or us in connection with administering our business, including payments under the Investment Advisory and Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by BlueCrest Advisors in performing its administrative obligations under the Investment Advisory and Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and our chief financial officer and any administrative support staff.

Financial Condition, Liquidity and Capital Resources

        We will generate cash from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including earnings on investments in the Legacy Portfolio and future investments, as well as interest earned from the temporary investment of cash in U.S. Government securities and other high-quality debt investments that mature in one year or less. We may also fund a portion of our investments through borrowings from banks and issuances of senior securities, including before we have fully invested the proceeds of this offering.

        Our primary use of funds will be investments in portfolio companies, cash distributions to holders of our common stock, and the payment of operating expenses. We will also be liable as borrowers under the Distribution Notes. The Distribution Notes consist of $             million in senior unsecured notes, which will bear interest at a rate of        % per annum, payable quarterly in cash, and will mature in                        , 2011. The Distribution Notes are repayable at any time, in whole or in part, at a price of 100% of their principal amount, plus accrued and unpaid interest to the date of redemption. Further, we must use the net cash proceeds from the issuance of any securities to repay the outstanding Distribution Notes at a price of 100% of their principal amount, plus accrued and unpaid interest to the date of redemption. We intend to use a portion of the net proceeds of this offering to repay the Distribution Notes in full.

        Immediately after the BlueCrest Portfolio Acquisition, completion of this offering and repayment of the Distribution Notes, assuming an initial public offering price of $             per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), we expect to have cash resources of approximately $            (or approximately $            if the underwriters' over-allotment option is exercised in full) and no indebtedness. See "Use of Proceeds."

Distribution Notes

        The Distribution Notes consist of $             million in senior unsecured notes, which will bear interest at a rate of         % per annum, payable quarterly in cash, and will mature in                        , 2011. The Distribution Notes are repayable at any time, in whole or in part, at a price of 100% of their principal amount, plus accrued and unpaid interest to the date of redemption. Further, we must use the net cash proceeds from the issuance of any securities to repay the outstanding Distribution Notes at a price of        % of their principal amount, plus accrued and unpaid interest to the date of repayment. The Distribution Notes subject us to customary covenants, including, among other things, (i) a requirement to maintain an "asset coverage ratio" of 200%; (ii) a requirement that in the event of a "change of control" (as defined in the agreement governing the Distribution Notes) we will be required to offer to repurchase the Distribution Notes at a price of 100% of their principal amount, plus accrued and unpaid interest to the date of repurchase; and (iii) a restriction on incurring any debt on a junior lien basis, or any debt that is contractually subordinated in right of payment to any other debt unless it is also subordinated to the Distribution Notes on substantially identical terms. The agreement under which the Distribution Notes will be issued will contain customary events of default. We intend to use a portion of the net proceeds of this offering to repay the Distribution Notes in full.

Distribution Policy

        To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with our first full quarter after the completion of this offering. Our quarterly dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.

        We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC commencing with our taxable year ending November 30, 2011. To maintain our qualification as a RIC, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our net ordinary income for the calendar year; (2) 98.2% of our net capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and, (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no U.S. federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment, pay U.S. federal income tax on such amounts at regular corporate tax rates, and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See "Material U.S. Federal Income Tax Considerations." We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

        Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan out of assets legally available therefore, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. See "Dividend Reinvestment Plan." If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Other Contractual Obligations

        We have entered into an agreement under which we have material future commitments, the Investment Advisory and Administration Agreement, pursuant to which BlueCrest Advisors agrees to serve as our investment adviser and to furnish us with certain administrative services necessary to conduct our day-to-day operations. This agreement is terminable by either party upon proper notice. Payments under the Investment Advisory and Administration Agreement for investment advisory services in future periods will be equal to: (1) a percentage of the value of our gross assets; and (2) an incentive fee based on our performance. Payments under the Investment Advisory and Administration Agreement for administrative services will occur on an ongoing basis as expenses are incurred on our behalf by BlueCrest Advisors. See "Investment Advisory and Administration Agreement." For a discussion of the estimated amount of our obligations under this contract based on a number of assumptions, see "Fees and Expenses."

        Our Investment Advisory and Administration Agreement may be terminated by either party without penalty upon not less than 60 days' written notice to the other. If this agreement is terminated, the costs we incur under a new agreement may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Advisory and Administration Agreement. Any new Investment Advisory and Administration Agreement would also be subject to approval by our stockholders.

Related Parties

        We have entered into the Investment Advisory and Administration Agreement with BlueCrest Advisors. Mr. DeMars, our chief executive officer, president and secretary, is the senior managing director of, and has a financial interest in, BlueCrest Advisors.

        In addition, BlueCrest Advisors' investment team presently manages the Legacy Funds. Our executive officers and directors, as well as the current and future members of our investment adviser, may also serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. However, BlueCrest Advisors' core investment team does not have a present intent to sponsor or manage another business development company with an investment strategy that is substantially similar to our investment strategy.

        We have entered into a license agreement with BlueCrest Capital, the general partner of BlueCrest Advisors, pursuant to which BlueCrest Capital has agreed to grant us a non-exclusive, royalty-free license to use the name "BlueCrest."

        Pursuant to the terms of the Investment Advisory and Administration Agreement, BlueCrest Advisors also provides us with the office facilities and administrative services necessary to conduct our day-to-day operations.

        In connection with the BlueCrest Portfolio Acquisition, we will issue an aggregate of approximately                         million shares of our common stock to the current investors in Legacy Finance Fund and approximately $             million of Distribution Notes to the Legacy Master Fund. See "BlueCrest Portfolio Acquisition."

 BUSINESS

BlueCrest Capital Finance

        We are a newly-formed, externally managed, non-diversified closed-end management investment company formed to continue and expand the business of the Legacy Funds, which originate and invest in primarily senior secured loans and, to a lesser extent, equity securities issued by companies principally in the technology, life science, and energy industries. Our investment objective is to seek to maximize total returns to our stockholders, primarily by generating both current income and capital appreciation through our portfolio investments. We intend to elect to be treated as a business development company under the 1940 Act before the pricing of this offering. In addition, we intend to elect to be treated as a RIC for U.S. federal income tax purposes, commencing with our taxable year ending November 30, 2011. Subsequent to completion of this offering, we will be managed by our investment adviser, which intends to register as an investment adviser under the Advisers Act before the pricing of this offering. BlueCrest Advisors will also provide administrative services necessary for our operations.

        The companies in which we invest are typically backed by established venture capital and private equity firms, which we refer to as "venture capital-backed companies," and operate in the development to late-revenue stages. In this prospectus, we use the term "development stage" to refer to companies that are pre-revenue, but have a proven but non-commercialized technology. We use the term "early revenue stage" to refer to companies that have begun to bring products to market and which typically generate between $1 million and $10 million in annual revenue. In addition, we use the term "late revenue stage" to refer to companies that typically generate in excess of $10 million in annual revenue.

        An illustration of our target market and a summary profile of our lending operations in such market is set forth below:

        In our lending activities, we focus primarily on loan structures that will provide us with principal protection, a current income component, upside potential in the form of warrants or success fees, and, in certain cases, a right to make direct equity investments in later financing rounds. Because we believe few banks and finance companies focus on venture lending, we believe we can negotiate more favorable terms on our debt investments in venture capital-backed companies than those that would be available for debt investments in comparably larger borrowers served by traditional banks and finance companies. Such favorable terms may include higher debt yields and more significant covenant protection or greater equity grants than is typical of other transactions. We will generally seek to avoid competing directly with other capital providers with respect to specific transactions to avoid less favorable terms we believe are typically associated with such competitive bidding processes or auctions.

        Our investment in each portfolio company will generally range in size from $1 million to $25 million and our debt investments will have an average term of 36 months, similar to the investments in the Legacy Portfolio. We intend to focus primarily on senior secured loans. We seek to protect against risk of loss on our debt investments by securing our loans against the tangible and/or intangible assets of our borrowers, which may include accounts receivable and contracts for services, requiring periodic principal amortization and a determined length of liquidity at the time of investment, and obtaining favorable loan-to-value ratios. In many cases, we obtain other financial protection through liens on intellectual property, liens on the proceeds from the sale of intellectual property, individual account control agreements, make-well agreements and other forms of collateral, rather than lending predominantly against anticipated cash flows from the operations of our borrowers. We believe this approach allows us more options and greater likelihood of repayment from amortization, refinancing, and/or asset sales of our borrowers.

BlueCrest Portfolio Acquisition

        Immediately before the pricing of this offering, we will acquire all of the outstanding equity of the Legacy Finance Fund in exchange for approximately                         million shares of our common stock. Concurrent with this acquisition, we will acquire a portfolio of loan assets from BlueCrest Venture Finance (Delaware), LLC, a wholly-owned subsidiary of the Legacy Master Fund, in exchange for approximately $             million of Distribution Notes. We intend to repay the Distribution Notes using a portion of the net proceeds from this offering. The investments comprising the Legacy Portfolio have a collective fair value of approximately $             million as of March 31, 2011, as determined by our Board of Directors, with the assistance of a third-party valuation firm. All of the loans that comprise the Legacy Portfolio were performing as of December 31, 2010. See "BlueCrest Portfolio Acquisition."

        Since the inception of the Legacy Funds and through March 31, 2011, the Legacy Funds have funded          portfolio companies and have invested $           million in          loans (including                    loans that have been repaid). As of March 31, 2011, the Legacy Portfolio had approximately $           million of debt and $           million of equity investments, and was comprised of          portfolio companies. All of the existing loans that comprise the Legacy Portfolio are secured by all or a portion of the tangible and intangible assets of the applicable portfolio company. The debt investments included in the Legacy Portfolio had a weighted average annualized yield of approximately        % as of March 31, 2011. As of March 31, 2011, the Legacy Portfolio had a dollar-weighted average term of approximately           months from inception and a dollar-weighted average remaining term of approximately          months. The Legacy Portfolio also included                    warrant positions with a fair value, as determined by our Board of Directors, of $           million as of March 31, 2011. We have engaged a third-party valuation firm to assist our Board of Directors in determining the fair value of the investments in the Legacy Portfolio. Additional information about the Legacy Portfolio is set forth under the sections of the prospectus entitled "BlueCrest Portfolio Acquisition" and "Portfolio Companies," as well as in the financial statements and the related notes thereto included in this prospectus.

BlueCrest Advisors

        We will be managed by BlueCrest Advisors, whose core investment team of seven senior professionals has an average of 15 years of experience in the venture finance space. Since 1998, the members of our investment adviser's core investment team have invested or committed more than $1.2 billion in capital across 485 different transactions. We expect to benefit from the proven ability of our investment adviser's investment team to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, secure collateral against our loans and manage and monitor a diversified portfolio of investments. Our investment adviser's core investment team has broad investment backgrounds, with prior experience at investment banks, commercial banks, investment management firms and other financial services companies and has collectively developed a broad network of contacts to provide us with investment opportunities.

        Our investment adviser's core investment team is led by William DeMars, our chief executive officer and president and the senior managing director of our investment adviser, and Mark King, a managing director of our investment adviser. Messrs. DeMars and King are supported by the other five members of our investment adviser's core investment team, including M. Gail Fitzpatrick, Farhaan Hassan, Michael Marziani, Cynthia Young and William Griesinger, along with seven additional investment professionals. Mr. DeMars has 13 years of venture lending experience and 19 years of commercial lending experience. Ms. Fitzpatrick, Mr. Hassan and Mr. Marziani, with an average of 17 years of venture lending experience and 26 years of commercial lending experience, comprise our investment adviser's origination team. Mr. King, Ms. Young and Mr. Griesinger, with an average of 13 years of venture lending experience and 20 years of commercial lending experience, head our investment adviser's underwriting team.

        Our investment adviser's investment team will also leverage the expertise and relationships developed by BlueCrest Capital Management LLP, or "BlueCrest Capital." BlueCrest Capital is an alternative asset manager with more than $25 billion in assets under management as of March 31, 2011 across multiple hedge fund strategies. Founded in 2000 by Michael Platt and William Reeves and incorporated in the United Kingdom, BlueCrest Capital currently has more than 375 employees. BlueCrest Capital is authorized and regulated by the Guernsey Financial Services Authority and is registered with the SEC as an investment adviser. An affiliate of BlueCrest Capital, BlueCrest Capital Management (UK) LLP, is authorized and regulated by the U.K. Financial Services Authority. BlueCrest Capital is 100% owned by its principals.

  Strong Track Record of Investing in Venture Capital-Backed Companies

        Since its inception in September 2005 through April 1, 2011, the Legacy Funds have invested approximately $414 million in loans to 94 companies primarily across the technology, life science, and energy industries and achieved a total composite internal rate of return, or IRR, of approximately 13.1%.(1) In addition, 67% of the borrowers in which the Legacy Funds have invested have repaid their loans and the Legacy Master Fund has returned 107% of its invested capital through principal repayments, realized proceeds and unrealized warrant gains. The investment strategy and focus of BlueCrest Advisors' core investment team on credit underwriting has produced low annualized loss ratios of 0.33% over the life of the Legacy Funds as of April 1, 2011, which include periods of significant stress in the capital markets, and which we believe is generally lower than the average loss ratios of our peers during the same time period. In addition, the Legacy Portfolio will include warrants or success fees in            of the companies in which the Legacy Funds have invested that we believe hold significant upside potential. We may not be able to replicate this track record for our stockholders and our returns may be higher or lower. You should not rely on this information as being indicative of our future performance.

(1)
IRR is the rate of return of an investment over a holding period expressed as a percentage of the investment representing the annualized effective discount rate that makes the net present value of all cash outflows (the cost of the investments) and cash inflows (revenue on investments) equal to zero. In this case, IRR calculations are made on the basis of the actual timing of investment level cash inflows and outflows, aggregated monthly, and the return is annualized. Realized proceeds include cash realized upon disposition, cash principal payments, cash interest, dividends and fees received. Performance results include the fair value of unrealized investments as of April 1, 2011 generally calculated in accordance with the principles of FASB ASC 820. There can be no assurance that unrealized investments will, in fact, be realized at the fair value. In addition, with respect to the Legacy Master Fund, additional asset based revolving credit facilities were extended to borrowers and are not included in the provided IRR.

        A sampling of technology companies in which our investment adviser's core investment team has invested includes            ,             , and            . We intend to continue the investment strategy employed by the core investment team with respect to the Legacy Portfolio, including, but not limited to, the target investment size, the investment holding period and the industry focus.

  Robust Pipeline of Investment Opportunities

        As of March 31, 2011, the Legacy Funds had unfunded loan commitments to            companies, representing $             million. As of March 31, 2011, the Legacy Funds had issued non-binding term sheets to                        companies representing $             million in potential loans. In addition, our investment adviser's core investment team was evaluating an additional                        companies representing $            in lending opportunities. There is no guarantee that we will issue term sheets to these companies or that we will enter into loans with any of the companies being evaluated. As investor demand for opportunities to participate in the venture capital space increases, we believe we will be well-positioned to identify and select attractive venture capital investments to meet this demand.

Our Competitive Advantages

        Seasoned and Cohesive Investment Team with Extensive Lending Experience.    Our investment adviser's core investment team has worked together in a variety of markets and economic cycles since 1998 and is comprised of seasoned commercial lending and credit trained professionals who have, on average, more than 15 years of experience in venture lending and more than 22 years of experience in commercial lending. Our investment adviser's core investment team has specialized in originating, underwriting and managing portfolios of senior secured loans to venture capital-backed companies since 1998. We believe that the strong credit background of our investment adviser's time-tested core investment team provides us with a competitive advantage and allows us to benefit from their analytical and transaction structuring expertise.

        Disciplined and Repeatable Investment Process focused on Rigorous Credit Analysis.    We will seek to maximize our total risk-adjusted returns to our stockholders through our investment adviser's disciplined investment process, which relies on rigorous quantitative and qualitative credit analysis focused on the likelihood of loan repayment. Our investment adviser's core investment team has developed proprietary financial models tailored to analyze venture credit opportunities, implemented a comprehensive risk assessment system and created an efficient operational culture. Our investment adviser's core investment team analyzes each prospective borrower through a fundamental, data-driven and credit-based process, which emphasizes the borrower's financials, management, competitive positioning and venture capital investor support. We believe that our investment adviser's disciplined and rigorous investment approach that is consistently applied to each investment should enable us to generate attractive total risk-adjusted returns for our stockholders in a variety of markets and economic cycles.

        Direct and Comprehensive Origination Sources including Strong Relationships with Established Venture Capital and Private Equity Firms.    Our investment adviser's origination team has developed access to the deal flow of established venture capital and private equity firms. Our investment adviser's core investment team's access to these firms is a result of its strong reputation in the market and is reflected by the referrals from established venture capital investors. Since 1998, our investment adviser's core investment team has executed loan agreements with venture capital-backed companies supported by more than 850 different venture capital and private equity firms and strategic corporate investors. During this time, our investment adviser's core investment team completed over 1,300 transactions, including multiple transactions with 280 of the more than 850 investors. In addition, our investment adviser's core investment team supplements its private equity relationships with a network of strategic corporate investors and industry experts. We believe that the industry relationships that our investment adviser's originators have developed over their 14-year history are not easily replicated.

        Attractive Investment Opportunities and Benefits from Venture Capital Trends.    We believe that venture lending is an attractive investment sector, which can provide attractive return opportunities to credit investors across market cycles. Potential benefits of lending to venture capital-backed companies include: interest rates that typically exceed rates that would be available to portfolio companies if they could borrow in traditional commercial financing transactions; loan support provided by cash proceeds from equity capital invested by venture capital and private equity firms; relatively rapid amortization of loans; senior ranking to equity and collateralization of loans to minimize potential loss of capital; and potential equity appreciation through warrants. We believe we will be well-positioned to invest in a number of these opportunities with the net proceeds from this offering.

Our Investment Strategy

        We seek to maximize total returns to our stockholders, primarily by generating current income and capital appreciation. We intend to achieve our investment objective by constructing a diversified portfolio of senior secured loans across venture capital and private equity investors, industries, geographies and investment stages.

        We intend to focus our investments primarily in three key industries: technology, life science, and energy. The technology industry sectors we intend to focus on include communications, networking, wireless communications, data storage, software, semiconductor, Internet and media, and consumer-related technologies. Life science sectors we intend to focus on include biotechnology, drug delivery, bioinformatics, and medical devices. Energy sectors we intend to focus on include energy storage, pollution control, distributed generation, and alternative fuels.

        Specifically, our investment strategy will center around the following:

        Focus on Venture Capital Lending.    The expertise of our investment adviser's core investment team has been originating, underwriting and managing portfolios of senior secured loans extended to venture capital-backed companies. Over the past 14 years, our investment adviser's core investment team has completed over 485 transactions totaling approximately $1.2 billion. A majority of our newly-originated loans are expected to be senior secured loans with an average term of 36 months and investment size of between $1 million and $25 million.

        Disciplined Investment Approach Focused on Rigorous Credit Criteria.    Our investment adviser's investment team has developed and refined its investment approach emphasizing fundamental, bottom-up credit analysis, extensive due diligence, comprehensive deal structuring and risk management. The investment approach also focuses on targeting borrowers exhibiting specific characteristics such as sufficient operating liquidity, support of quality equity investors, access to additional equity capital, business strategy with unique intellectual property and experienced management team.

        Structured Investments with Downside Protection and Capital Protection.    We will focus on preserving our capital at risk through structuring our loans with monthly principal and cash interest payments, as well as tranched draws of the loan commitments, which will reduce the total exposure as only a portion of the loan is at risk at any given time. We will also preserve capital by insisting on periodic principal amortization, a determined length of liquidity at the time of investment and requiring companies to have at least 12 months' cash on their balance sheet at the time of our loan approval. In addition, we evaluate each potential borrower based on its specific credit-driven criteria, and our decision to lend is determined by ascertaining a high probability of full principal and interest collection. We seek to acquire a first lien security interest on the tangible or intangible assets of our borrowers, which may include accounts receivable and contracts for services, among others. We further mitigate risk by confirming the continued support of existing venture capital investors. Moreover, our investment adviser's core investment team has extensive experience with workouts and restructurings, which is expected to enhance our ability to protect our capital.

        Maintain Upside Potential Through Warrants and Equity Co-Investments.    We intend to structure our loan investments to provide adequate upside potential in the form of warrants, success fees and the right to co-invest directly in later equity financing rounds. The potential for us to obtain warrants in the venture capital-backed companies in which we decide to invest may enhance our ability to achieve higher risk-adjusted returns on our investments. In addition, we plan to structure many of our transactions with the right to invest up to 10% of the value of our loan commitment into a subsequent equity financing round of the targeted portfolio company.

        Diversified Deal Origination.    We will draw on the vast experience of our investment adviser's origination team and employ a multifaceted origination strategy to source investments for our portfolio. Our investment adviser's origination team has developed strong relationships with what we believe are established venture capital and private equity firms, executives of venture capital-backed companies, industry consultants and other specialized intermediaries. We believe that our investment adviser's strong reputation and access to multiple sources of deal flow will assist us in executing our strategy.

        Intensive Portfolio Monitoring.    An important aspect of our risk management process is our proactive approach to monitoring our portfolio companies. Our investment adviser's portfolio administration team will be responsible for tracking monthly financial data and loan payments, which will be evaluated through a comprehensive risk assessment system. We employ sophisticated analytical tools that we believe greatly enhance our ability to identify early warning signs within a portfolio company. In addition, ongoing dialogue between our borrowers and originators, underwriters and portfolio administrators will provide us with crucial information about developments at each borrower. Our investment adviser's investment team will also participate in monthly portfolio review calls with BlueCrest Capital's risk management team to leverage that team's credit skills and to create an additional level of portfolio scrutiny.

Our Market Opportunity

        We generally consider venture lending to consist of loans to companies that are backed by a venture capital or private equity firm. Venture lending is specialized and was developed in the early 1970s to supplement venture capital equity investments. These loans are typically privately negotiated senior secured debt instruments ranking first in liquidation priority ahead of unsecured and subordinated indebtedness in addition to all equity holders in the company.

        Venture lending often provides the company with the time necessary to accomplish certain operating, technical or scientific milestones by extending the company's liquidity, or cash runway, without significantly diluting the ownership interests of either the venture capital investors or management. This may also help maximize the valuation of the company in advance of the next round of equity financing or liquidity event. We believe that for many venture capital-backed companies, venture lending is a vital component of their capital structure.

        Our lending solutions will be designed to provide this additional source of growth capital primarily to technology, life science and energy related companies. The technology industry sectors we intend to focus on include communications, networking, wireless communications, data storage, software, semiconductor, Internet and media, and consumer-related technologies. Life science sectors we intend to focus on include biotechnology, drug delivery, bioinformatics, and medical devices. Energy sectors we intend to focus on include energy storage, pollution control, distributed generation, and alternative fuels. Typically, we expect that a venture capital-backed company will have at least three and up to potentially eight rounds of venture capital before an exit. We expect to have the capacity to be a lender at any point during the pre-exit years by providing loans to these companies.

        The available universe of prospective borrowers for venture lending products consists of: (i) companies that are pre-revenue, but have a proven but non-commercialized technology (development stage companies); (ii) companies that have begun to bring products to market and which typically generate between $1 million and $10 million in annual revenue (early revenue stage companies); and (iii) companies that typically generate in excess of $10 million in annual revenue (late revenue stage companies).

        We believe that the recent credit crisis and uncertain economic conditions have created significant opportunities for companies that specialize in venture lending. We believe that an attractive market opportunity exists for a business development company focused primarily on making senior secured loans to development through late revenue stage venture capital-backed companies for the following reasons:

        Venture Capital-Backed Companies Underserved by Traditional Lenders.    Given the challenges in the credit markets, we believe that many viable technology, life science and energy companies have been unable to obtain sufficient growth financing from traditional lenders, such as commercial banks, finance companies and some venture lending funds. We expect that tightened credit standards are likely to continue for the foreseeable future. As a result, we believe that many banks and finance companies will be reluctant to lend to venture capital-backed companies in the near future.

        Venture lending market participants include: (i) venture lending funds; (ii) finance companies with venture lending units; and (iii) banks focused on venture lending. Each has a distinct approach and seeks to achieve its respective return profile from the investment through a combination of interest income, fee income and equity upside realization. This combination varies among market participants. The market participants in venture lending can be illustrated as follows:

  •
  Venture Lending Funds: Generally seek larger warrant grants in lieu of lower current interest income. These competitors will typically generate the majority of their returns upon the borrower's successful exit from a sale or public offering. Also, some of these funds tend to focus on a particular industry sector or venture capital investor.

  •
  Finance Companies with Venture Lending Units: Often seek to obtain high interest yields rather then participating in the upside from equity returns. Finance companies typically require tighter financial structural covenants which are closely monitored.

  •
  Venture Banks: Generally seek lower interest rates and warrant grants but tend to require minimum cash levels and tight operating performance covenants. Venture bank returns are typically enhanced through deposit requirements and by fee based commercial banking services.

        We believe that we will have an advantage over these traditional venture lenders as many of them have left the market in the short term, while the members of our investment adviser's investment team have remained consistently involved. We believe that capital market conditions and hence the timing of warrant realizations are not predictable. As a result, we will generally seek higher interest returns supplemented by a combination of warrant grants and/or change of control fees, or success fees. In many instances, we will also seek the right to co-invest in a future round of equity capital which may be exercised at our discretion.

        High Barriers to Entry.    The venture lending industry historically has been fragmented due to significant barriers to entry. We believe that the highly specialized nature of deal sourcing, underwriting and monitoring associated with this type of lending has not been well suited for most commercial lenders. We believe that key barriers to entry in venture lending include: (i) access to specialized industry deal flow; (ii) in-depth knowledge of technology, life science and energy sectors; (iii) deal structuring; (iv) credit intensive investment expertise and discipline; (v) rigorous industry specific due diligence and portfolio management processes; and (vi) market acceptance of an investment team based on a successful track record of delivering results for venture capital portfolio companies. We believe that working with these borrowers requires a cross discipline of experience in commercial lending and venture finance as well as a broad understanding of the underlying dynamics of the industry sectors. Furthermore, access to the most promising venture capital-backed opportunities requires that lenders have a wide network of strong relationships with venture capital and other investment firms. These obstacles create significant hurdles for many commercial lenders but can create a compelling opportunity for firms that can overcome them.

        Broader Venture Capital Fundraising and Investment Trends in Recent Years Have Increased the Demand for Venture Lending.    Recent disruptions in the global financial markets have precipitated a decline in venture capital fundraising. Venture capital fundraising has been on the decline since 2007, yet we believe that this decline has recently been slowing. The 14% decrease in fundraising in 2010 over 2009 levels was less severe than the drop in the previous year, when fundraising was down 53% from 2008. The following chart illustrates these fundraising trends:

Commitments to Venture Capital Funds
(Based on multiple closings)

      Source: VentureOne Corporation.

        We believe that the deployment of capital from fundraising for investments has largely been reflective of fundraising trends. However, we believe that the degree by which venture capital firms deploy capital does not vary precisely with fundraising. Whereas fundraising was down 53% in 2009, investment was down by only 26%. Although fundraising declined by 14% in 2010, investment increased by 11%. The following chart illustrates these investment trends:

Deal Flow and Equity into Venture-Backed Companies

        Source: VentureOne Corporation.

        Equity capital, while open to investment, has remained scarce. As a result, we believe that venture capital firms have become increasingly selective with the companies they choose to invest in and are reserving capital to support only the most promising companies in their portfolios.

        We believe that equity investors' greater selectivity has created an opportunity for venture lenders to meet a demand for capital across all stages of the venture capital cycle. In many instances, we believe that the venture capital investors and the management teams of these companies have been the main proponents of them acquiring debt as opposed to dilutive equity. We estimate that the amount of debt provided by venture lenders is approximately 10% of the amount of equity invested in venture-capital backed companies. We believe that this equates to between $2 and $3 billion worth of venture lending opportunities in 2010. We believe that our pipeline of            potential investments, representing an aggregate of approximately $             million in lending opportunities, would translate to a leading position in the venture lending market.

        Tightened Credit Conditions Allow for Higher Yields and More Favorable Loan Terms.    We believe that tightened credit conditions during the past 24 months coupled with reduced equity round valuations make venture debt an attractive growth capital alternative for venture capital-backed companies. We believe that many venture capital firms are encouraging their portfolio companies to obtain and utilize venture debt to extend their liquidity as it is less dilutive to their ownership position. We believe that many venture capital firms are steering their portfolio companies toward experienced and established venture lenders, like our investment adviser's core investment team, who have a reputation for a consultative and relationship based approach and have been longstanding market participants. We believe the increase in demand for debt and the contraction in competition will allow us to be highly selective to obtain relatively higher interest rate yields and more favorable loan terms.

        When banks and finance companies do re-enter the marketplace, we believe we will be well-positioned to compete with them for available investment opportunities, given the experience of our investment adviser's core investment team over the past 14 years. Banks and finance companies will likely re-enter the venture lending industry by beginning to lend to later stage companies before lending to development stage or early revenue stage companies. We believe that our creative use of revolving lines of credit in conjunction with term debt may provide an opportunity to close transactions with high quality companies as many competitors do not offer the combined solution.

        Lower Portfolio Company Valuations Increase Upside Potential.    We believe that venture capital investors have recently applied more conservative valuations than they have historically. The median pre-money valuation in a venture capital financing has decreased from $20 million in 2008 to $15 million in 2010, which is illustrated in the following chart:

Median Premoney Valuation by Year, VC Financings Only

    Source: VentureOne Corporation.

        Later stage valuations have increased while earlier stage valuations have stayed flat or decreased. We believe that investors in later stages have adopted a more aggressive valuation perspective than they have at earlier stages. We believe that the current valuation levels of most of these companies will allow us to construct a portfolio of warrants and direct equity co-investments at attractive valuation levels. The following chart illustrates this trend:

Median Premoney Valuations by Round Class (Annual)

    Source: VentureOne Corporation.

        Re-emerging IPO and Merger and Acquisition Activity.    We believe that the IPO and M&A markets are slowly starting to re-open for venture capital-backed investments. We believe that M&A activity in 2010 was markedly higher than it had been in 2009, as measured by gross amount paid. The following chart illustrates this trend:

Transactions and Amount Paid ($B) in M&As

    Source: VentureOne Corporation.

        We believe that 2010 was also a considerably better year for IPOs of venture capital-backed companies than it was in 2008 and 2009. We believe that this could potentially reflect the gradual restoration of public market investors' interest in the broader venture capital industry, which has rebounded from the financial crisis levels. The following chart illustrates this trend:

Deals and Amount Raised ($B) Through IPOs

    Source: VentureOne Corporation.

        We believe that the increase in M&A and IPO activity will increase the likelihood of a liquidity event in our warrant and equity positions.

Investment Process

        Our investment adviser's core investment team's investment process has been critical to its performance in the venture lending space over the past decade. During this period, our investment adviser's investment team has sought to continuously improve the efficiency and effectiveness of its investment process, while maintaining its focus on origination, underwriting, documentation, and portfolio administration. Depending on the market environment, our investment adviser's core investment team would typically expect to review approximately 1,000 opportunities annually, and its experience in executing the process quickly and efficiently has proved to be what we believe is a competitive advantage in the marketplace. Our investment adviser's core investment team's investment process is outlined in the chart below.

        We cannot guarantee that we will receive the number of investment opportunities or close the number of transactions set forth above in any given year.

Origination

        Our investment adviser's origination process includes several steps: (i) sourcing; (ii) screening; (iii) preliminary due diligence; (iv) deal structuring; (v) negotiating; and (vi) execution of a non-binding term sheet and collection of an up-front deposit. Upon meeting initial underwriting requirements, our investment adviser's originator conducts preliminary due diligence on a prospective borrower, which includes high-level company and technology assessments, evaluation of its investors' support, financial analysis, market analysis, competitive analysis, evaluation of select management, risk analysis, transaction size, pricing of the loan and return analysis. Our investment adviser only issues term sheets to those companies with the proven cash flow to make regular loan payments. Once a prospective borrower passes this preliminary due diligence screening and our investment adviser's origination team recommends moving forward, a non-binding term sheet is tendered, and an upfront deposit is generally be collected. Our investment adviser then begins the underwriting process to complete a more formal due diligence review and approval.

        Our investment adviser's investment team's ability to evaluate deals expeditiously and identify potential investments is essential to being a first mover in this fast-paced industry. Through its deep experience in venture lending, our investment adviser's investment team has established strong relationships with established venture capital and private equity firms throughout the United States. Our investment adviser's investment team will supplement its own broad network with a constellation of venture capital and private equity firms, management teams, strategic corporate investors, accountants, lawyers and specialized intermediaries. Our investment adviser's origination team will seek to originate deal flow from a cross-section of venture capital investors, industry sectors, investment stages and geographies, so that our loan portfolio is not exposed to a single venture capital or private equity firm or market sector.

        We expect that our investment adviser's origination team will screen a high volume of deal flow by actively targeting sectors and technologies of interest. They will draw on the knowledge they have amassed in dealings with numerous prior investments, and by consulting, when needed, with a strong network of industry experts. These experts may be entrepreneurs and engineers with experience in the specific technology or life science sub-sector being evaluated. Additionally, we will not limit our investment focus to one particular stage, but will instead target venture capital-backed companies that range from development to late revenue stage.

        The initial evaluation of a prospective borrower can typically last anywhere from a few months to even years before a transaction is consummated. In many instances, our investment adviser's origination team will monitor and begin to engage in discussions with a targeted venture capital-backed company well in advance of the company needing or qualifying for a debt investment.

        Depending on the market environment, we expect that our investment adviser's core investment team would typically expect to review approximately 1,000 opportunities annually. Of these opportunities, our investment adviser's core investment team anticipates that approximately 400 opportunities could meet our initial investment criteria and of those transactions approximately 200 could be tendered a non-binding term sheet. Our investment adviser's core investment team expects that we could award between 50 and 60 term sheets. These companies would then undergo deeper due diligence and a detailed underwriting process which would typically take two to six weeks to complete. Over its investment history, our investment adviser's core investment team has closed 45 to 50 transactions annually. We cannot guarantee that we will receive the number of investment opportunities or close the number of transactions set forth above in any given year.

Underwriting

        Our investment adviser's due diligence process typically will involve an originator and a risk officer, who collectively represent the "deal team," and who will conduct onsite due diligence, credit and financial analysis and venture capital investor interviews. The deal team will be also assisted by Mr. King, BlueCrest Advisors' chief risk officer, in certain underwriting roles as needed.

        In order to ensure consistent and thorough underwriting, a standardized due diligence methodology will be used, consistent with the approach employed by our investment adviser's investment team with respect to the Legacy Funds. This methodology, which is outlined in the chart below, will consist of five diligence activities: (i) reference interviews; (ii) onsite meetings with the company's management team and key employees; (iii) financial sensitivity analysis; (iv) review of third-party evaluation of the company, technology and industry, including customer feedback; and (v) background checks on principals as required by the U.S. Patriot Act and anti-money laundering laws.

        The information gathered in these diligence activities will then be summarized in an investment memorandum to provide a qualitative and quantitative assessment of the risks inherent in each prospective transaction. Over the past 14 years of venture lending, our investment adviser's core investment team has constantly evaluated those factors that have most influenced the outcome of transactions and has developed a proprietary risk management model that uses a detailed statistical analysis of successful and unsuccessful transactions to evaluate new potential transactions. Our statistical analysis evaluates investment opportunities across a six-point risk assessment system, listed below in the order of importance, that sets clear, consistent and measurable hurdles that a potential investment must meet:

  •
  Sufficient equity and liquidity to achieve key milestones;

  •
  Access to additional capital to execute its strategy;

  •
  Quality investor support and board oversight;

  •
  Experienced management team;

  •
  Proprietary intellectual property which increases competitive advantage; and

  •
  Sound strategy given existing market and competitive dynamics.

        Our strategy will involve diversifying across a wide variety of industries and technologies. Rather than employing experts in highly diverse and ever-changing specialties, each deal team will leverage the specialized due diligence efforts of the sponsoring venture capital investors supplemented as appropriate with interviews with other external experts. This detailed review will assist in their understanding of the market trends, industry competition and the risks and opportunities presented by the company's technology.

        When finalized, the investment memorandum is presented to our investment adviser's investment committee, which is led by its permanent members, Messrs. DeMars and King. In addition to Messrs. DeMars and King, members of our investment adviser's investment team that originate a particular potential investment also serve on the investment committee with respect to such potential investment. We believe that all of our investments will benefit from the proven process and judgment of the highly experienced investment committee. Our investment adviser's investment committee will be responsible for reviewing investment proposals and approving all investment decisions, including initial and subsequent draw downs. A decision to invest requires a unanimous vote by the investment committee.

        Additionally, as each portfolio company draws down on tranches of the loan over time, the risk officer assigned to the deal team overseeing that portfolio company will review the company's success or failure to meet both the technology and financial milestones set forth in the loan agreement. This information will then be used to determine whether our investment adviser's investment committee will approve the release of any additional capital. If alternations to the original deal terms are proposed, the risk officer will present those changes to our investment adviser's investment committee for approval.

Documentation

        We believe that issuing a high volume of senior secured loans to venture capital-backed companies requires an experienced documentation team and a proven process. Robert Nagy, our investment adviser's chief legal counsel and our chief compliance officer, has over 20 years of experience in reviewing and negotiating the documents for technology-related transactions and is assisted by two other experienced documentation specialists, one of whom has been with our investment adviser's investment team for nine years.

        Our investment adviser's documentation team will be responsible for drafting the terms and conditions of the investment memorandum approved by our investment adviser's investment committee for a prospective portfolio company. In connection with its documentation process, Mr. Nagy and his team will conduct an extensive documentary due diligence on the portfolio company including a complete review of its collateral assets. Where necessary, outside counsel may be engaged to advise on discrete intellectual property, workout and other issues.

Portfolio Administration and Investment Rating System

        The management and oversight of portfolio companies will be the responsibility of our investment adviser's portfolio administration team, and will be supervised by a dedicated portfolio administration officer. When needed, both the originator and the underwriter on the loan will also get involved in ongoing discussions and meetings with management over the life of the transaction. These discussions and meetings will become progressively more frequent if the borrower exhibits deteriorating trends.

        Our investment adviser's portfolio administration team will administer loans, track covenant compliance on all investments, and oversee monthly reviews of each critical risk function to ensure adherence with policies and procedures. Each loan will be monitored through a proprietary database system. Our investment adviser's portfolio administration team will be responsible for ensuring monthly interest, principal payments, managing collateral, as well as assessing and analyzing monthly financial performance.

        Each portfolio company will be monitored to determine whether the borrower is meeting the financing criteria, maintaining venture capital support and achieving their business plan targets compared with the original projections. The nature of our expected portfolio of companies will require a dynamic approach to ongoing risk evaluation. A portfolio company's outlook may be upgraded or downgraded several times over the life of the debt investment. Our investment adviser's portfolio administration team will review and recommend changes to investment ratings on a monthly basis, and our Board of Directors affirms such ratings.

        We will require that each portfolio company provide monthly financial information, annual audited financial statements, revised forecasts, and business plans as management and our Board of Directors update these plans. Additionally, interviews with management and venture capital investors also will occur as needed. Periodic onsite meetings with management teams will be held to gain a deeper understanding of a company's ongoing performance. In addition to weekly discussions on the portfolio, our investment adviser's portfolio administration team will conduct a comprehensive review of the portfolio at the end of each month.

        Our investment adviser will utilize an investment rating scale for portfolio companies that its core investment team developed early in its history. The investment rating scale closely resembles the six criteria used during the underwriting process. However, it is adjusted to reflect the primary importance of the borrower's liquidity. Non-financial elements of the business are important, but only if liquidity is sufficient to allow the company to execute its plan.

        Financial factors will be considered, with a heavy emphasis on liquidity, including:

  •
  Current cash position;

  •
  Projected monthly cash needs;

  •
  Investors' stated and/or documented support; and

  •
  Ability to attract additional equity capital.

        Key non-financial factors will also be assessed, including:

  •
  Management continuity and performance;

  •
  Product development progress;

  •
  Development of marketing channels resulting in sales growth; and

  •
  Expansion and improvement of production resulting in improved margins.

        Since the debt will typically be funded through a series of smaller tranches over the term of the loan, we will typically have the right to deny further funding if the company fails to meet the financial or technology milestones specified in the loan agreement. The aforementioned factors will influence the approval decision for additional capital. We will receive additional downside protection by limiting exposure to a borrower whose performance is not meeting expectations. Each company with multiple funding tranches will be carefully evaluated by our investment adviser's investment committee before every funding, and a re-underwriting exercise is undertaken before each subsequent funding occurs.

        Our investment adviser's portfolio administration team will track the company from the time a loan is funded by us until the maturity of the warrant position. However, once the loan is paid off, the tracking frequency and intensity will diminish given that the drawn capital is no longer at risk.

        We use an investment rating scale of 1 to 4. All new investments are initially assessed a grade of 1. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Business is performing at or above expectations with considerable liquidity; risk of default is very low.
2	Business is performing at or above expectations with liquidity sufficient to raise additional capital; risk of default is low.
3	Business fundamentals are meeting expectations with less than 90 days of liquidity; financing in progress, but moderate risk of default.
4	Impaired asset; liquidity very limited and business fundamentals are weak; in default or at high risk of default.

        As of March 31, 2011, the weighted average investment rating of the Legacy Portfolio was            .

Portfolio Company Exits and Payoffs

        We believe that a variety of potential exit possibilities exist for our investments, including early loan repayment resulting from a liquidity event or a full loan repayment. Early repayment generally will result from a new round of financing, a merger or acquisition, or completed public offering. Warrants in the companies may generate additional gains depending on the company's valuation at the time of the merger or IPO. In addition, we may also receive a pre-payment fee when a company experiences one of these events, and the loan is paid-off early. Full loan repayment is also an attractive exit possibility for our investments, and is typically accompanied by a success fee.

Managerial Assistance

        As a business development company, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may also receive fees for these services. BlueCrest Advisors will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Valuation Procedures

        We will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with accounting principles generally accepted in the United States, or "GAAP," and the 1940 Act. Our valuation procedures are set forth in more detail below:

        Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we will determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the quote obtained.

        Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) a nationally recognized third-party valuation firm engaged by, or on behalf of, our Board of Directors will conduct independent appraisals and review management's preliminary valuations and make their own assessment for all material assets; and (iv) our Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of our investment adviser and, where appropriate, the third-party valuation firm.

        The recommendation of fair value will generally be based on our assessment of the following factors, as relevant:

  •
  the nature and realizable value of any collateral;

  •
  the portfolio company's ability to make payments;

  •
  the portfolio company's actual and expected earnings, and discounted cash flow;

  •
  the markets in which the issuer does business; and

  •
  comparisons to publicly traded securities.

        Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

  •
  private placements and restricted securities that do not have an active trading market;

  •
  securities whose trading has been suspended or for which market quotes are no longer available;

  •
  debt securities that have recently gone into default and for which there is no current market;

  •
  securities whose prices are stale;

  •
  securities affected by significant events; and

  •
  securities that our investment adviser believes were priced incorrectly.

        Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Competition

        We will compete for investments with venture lending funds, venture lending units within finance companies and banks focused on venture lending. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas in which they have not traditionally invested, including investments in venture capital-backed companies. As a result of these new entrants, competition for investment opportunities in venture capital-backed companies may intensify. Many of these entities have greater financial and managerial resources than we have. We believe we will be able to compete with these entities primarily on the basis of the experience and contacts of our investment professionals, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, and our willingness to make smaller investments.

        We believe that certain of our competitors will make first and second lien loans with interest rates and returns that will be comparable to or lower than the rates and returns that we will target. Therefore, we will not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see "Risk Factors—Risk Relating to Our Business and Structure—We may face increasing competition for investment opportunities."

Staffing

        We do not currently have any employees. Mr. DeMars, our chief executive officer, president and secretary, currently serves as the senior managing director of BlueCrest Advisors.                        , our chief financial officer, and Robert Nagy, our chief compliance officer, are retained by BlueCrest Advisors and perform their respective functions for us under the terms of our Investment Advisory and Administration Agreement

        Our day-to-day investment operations will be managed by BlueCrest Advisors. BlueCrest Advisors' investment team currently consists of the permanent members of its investment committee, Messrs. DeMars and King, and a team of twelve additional experienced senior investment professionals. BlueCrest Advisors may hire additional investment professionals, based upon its needs, subsequent to the completion of this offering. See "Investment Advisory and Administration Agreement."

        In addition, we will reimburse BlueCrest Advisors for our allocable portion of overhead and other expenses incurred by it in performing its administrative obligations under the Investment Advisory and Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our chief financial officer, chief compliance officer, and any administrative support staff. See "Investment Advisory and Administration Agreement."

Properties

        Our executive offices are located at 225 West Washington Street, 2nd Floor, Chicago, IL 60606, and are provided by BlueCrest Advisors in accordance with the terms of the Investment Advisory and Administration Agreement. BlueCrest Advisors also has offices at 3000 Sand Hill Road, Suite 210, Building 1, Menlo Park, CA 94025. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

        Neither we nor our investment adviser is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or our investment adviser. From time to time, we or our investment adviser may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

 PORTFOLIO COMPANIES

        The following table sets forth certain information as of March 31, 2011 for each portfolio company that is expected to be included in the Legacy Portfolio. The general terms of our expected debt and equity investments are described in "Business—Our Investment Strategy." Other than these investments, our only formal relationships with our portfolio companies will be the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment. We will not "control" and will not be an "affiliate" of any of these portfolio companies, each as defined in the 1940 Act, after completion of the BlueCrest Portfolio Acquisition. In general, under the 1940 Act, we would "control" a portfolio company if we owned more than 25% of its voting securities and would be an "affiliate" of a portfolio company if we owned more than 5% of its voting securities.

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Interest	Maturity	% of Class Held	Principal Due at Maturity	Fair Value
(dollars in thousands)

Total							$

        Set forth below is a brief description of each portfolio company representing greater than 5% of the Legacy Portfolio as of March 31, 2011.

[TO BE PROVIDED BY AMENDMENT]

 MANAGEMENT

        Our Board of Directors oversees our management. Our Board of Directors currently consists of five members, three of whom are not "interested persons" of BlueCrest Capital Finance Corp. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our restated certificate of incorporation divides our Board of Directors into three classes. At each annual meeting, directors will be elected for staggered terms of three years (other than the initial terms, which extend for up to three years), with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an audit committee, a nominating and corporate governance committee and a valuation committee, and may establish additional committees in the future.

Board of Directors and Executive Officers

  Directors

        Information about our Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
William DeMars	61	Chief Executive Officer, President, Secretary and Chairman of the Board of Directors	2011
		Director
Independent Directors
		Director
		Director
		Director

        The address for each of our directors is 225 West Washington Street, 2nd Floor, Chicago, IL 60606.

  Executive Officers Who Are Not Directors

Name	Age	Position
		Chief Financial Officer
Robert Nagy	50	Chief Compliance Officer

Biographical Information

  Directors

        Our directors have been divided into two groups—interested directors and independent directors. An interested director is an "interested person" as defined in Section 2(a)(19) of the 1940 Act.

  Interested Directors

        William DeMars has served as our chief executive officer, president and secretary and chairman of our Board of Directors since our formation in March 2011. Mr. DeMars is also the senior managing director of our investment adviser, BlueCrest Advisors. Before joining BlueCrest Capital in 2006, Mr. DeMars served as a managing director at Ritchie Capital Finance, LLC. Before joining Ritchie Capital in 2005, Mr. DeMars served as the head of the Technology Finance Group at GE Commercial Finance from 2001 to 2005 and Heller Financial from 2000 to 2001. Beginning in 1998, Mr. DeMars served as an executive vice president at LINC Capital, where he helped develop and manage the Technology Lending business until its acquisition by Heller Financial Inc. in 2000, and subsequently GE Capital in 2001. From 1991 to 1997, Mr. DeMars served as chief operating officer and executive vice president for Century Mold Co., Inc. Before joining Century Mold Co., Inc., Mr. DeMars spent 19 years with Marine Midland Bank/HSBC achieving the title of executive vice president and working in the consumer, commercial and regional banking divisions. Mr. DeMars received a B.S. from Canisius College and attended the Simon School of Business at University of Rochester and University of Virginia Darden School of Business. Mr. DeMars' depth of experience in corporate finance, capital markets and financial services, as well as his intimate knowledge of BlueCrest Capital Finance's business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

  Independent Directors

        [TO BE PROVIDED BY AMENDMENT]

  Executive Officers Who Are Not Directors

        Robert Nagy has served as our chief compliance officer since our formation in March 2011. Mr. Nagy is also the chief legal counsel at BlueCrest Advisors and BlueCrest Capital where he is responsible for advising on issues relating to structuring, documentation, work-outs and litigation. Before joining BlueCrest Capital in December 2006, Mr. Nagy was Assistant General Counsel at Ritchie Capital Finance, LLC from December 2004 to December 2006 and at Bank of America from January 1994 to December 2004, where he provided legal support for proprietary investments, as well as fixed income, derivatives, commodities and foreign exchange products. Mr. Nagy began his career in private practice in Philadelphia, Pennsylvania. He holds a B.S. in Electrical Engineering from Pennsylvania State University and a J.D. from Duke University School of Law.

Board Leadership Structure

        Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to our investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

        Under our bylaws, our Board of Directors may designate a chairman to preside over the meetings of our Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on criteria that are in our best interests and our stockholders at such times.

        Presently, Mr. DeMars serves as the chairman of our Board of Directors. Mr. DeMars is an "interested person" of our company as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our investment adviser and is the senior managing director of our investment adviser. We believe that Mr. DeMars' history with the Legacy Funds, familiarity with our investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. DeMars' relationship with our investment adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, ensuring that both groups act with a common purpose.

        Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, valuation, and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

        We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board's Role In Risk Oversight

        Our Board of Directors performs its risk oversight function primarily through (a) its three standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (2) active monitoring of our chief compliance officer and our compliance policies and procedures.

        As described below in more detail under "Committees of the Board of Directors," the audit committee, the valuation committee and the nominating and corporate governance committee assist our Board of Directors in fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting and audits of our financial statements. The nominating and corporate governance committee's risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to our Board of Directors a set of corporate governance principles and overseeing the evaluation of our Board of Directors and our management. The valuation committee's risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments.

        Our Board of Directors also performs its risk oversight responsibilities with the assistance of the chief compliance officer. Our Board of Directors will annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. The chief compliance officer's annual report will address, at a minimum, (a) the operation of our compliance policies and procedures and our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer's annual review; and (d) any compliance matter that has occurred since the date of the last report about which our Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer will meet separately in executive session with the independent directors at least once each year.

        We believe that our Board of Director's role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in "qualifying assets" and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

        We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

        An audit committee, a nominating and corporate governance committee and a valuation committee have been established by our Board of Directors. All directors are expected to attend at least 75% of the aggregate number of meetings of our Board of Directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all Board of Directors and committee meetings as well as each annual meeting of our stockholders.

  Audit Committee

        The audit committee is currently composed of Messrs.                         ,                         and                         , all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not "interested persons" of our company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr.                         serves as chairman of the audit committee. Our Board of Directors has determined that Mr.                         is an "audit committee financial expert" as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr.                         meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The audit committee operates pursuant to a charter approved by our Board of Directors, which sets forth the responsibilities of the audit committee. The audit committee's responsibilities include selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements.

  Nominating and Corporate Governance Committee

        The members of the nominating and corporate governance committee are Messrs.                         ,                         and                                     , all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not "interested persons" of our company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr.                         serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee operates pursuant to a charter approved by our Board of Directors. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee thereof, developing and recommending to our Board of Directors a set of corporate governance principles and overseeing the evaluation of our Board of Directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.

        The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to our Board of Directors, our company and our stockholders. In considering possible candidates for election as a director, the nominating committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to our affairs;

  •
  are able to work with the other members of our Board of Directors and contribute to our success;

  •
  can represent the long-term interests of our stockholders as a whole; and

  •
  are selected such that our Board of Directors represents a range of backgrounds and experience.

        The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of our Board of Directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board of Directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee's goal of creating a Board of Directors that best serves our needs and the interests of our stockholders.

  Valuation Committee

        The valuation committee is presently composed of Messrs.                         ,                         and                         , all of whom are considered independent under the rules of the NASDAQ Global Select Market and are not "interested persons" of our company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr.                         currently serves as chairman of the valuation Committee. The valuation committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our investments. Our portfolio investments are not publicly traded securities. As a result, there is no readily determinable market value for these securities. Thus, as required by the 1940 Act for such securities, we value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the valuation committee and with the assistance of a third-party valuation firm.

        We will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:

        Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we will determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the quote obtained.

        Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) a nationally recognized third-party valuation firm engaged by, or on behalf of, our Board of Directors will conduct independent appraisals and review management's preliminary valuations and make their own assessment for all material assets; and (iv) our Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of our investment adviser and, where appropriate, the third-party valuation firm.

        The recommendation of fair value will generally be based on our assessment of the following factors, as relevant:

  •
  the nature and realizable value of any collateral;

  •
  the portfolio company's ability to make payments;

  •
  the portfolio company's actual and expected earnings, and discounted cash flow;

  •
  the markets in which the issuer does business; and

  •
  comparisons to publicly traded securities.

        Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

  •
  private placements and restricted securities that do not have an active trading market;

  •
  securities whose trading has been suspended or for which market quotes are no longer available;

  •
  debt securities that have recently gone into default and for which there is no current market;

  •
  securities whose prices are stale;

  •
  securities affected by significant events; and

  •
  securities that our investment adviser believes were priced incorrectly.

        Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

  Compensation Committee

        We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Compensation of Directors

        [TO BE PROVIDED BY AMENDMENT]

Compensation of Executive Officers

        None of our officers receives direct compensation from us. However, Mr. DeMars, through his financial interest in BlueCrest Advisors, will be entitled to a portion of any investment advisory fees paid by our company to BlueCrest Advisors under the Investment Advisory and Administration Agreement. Mr.                         , our chief financial officer, and Mr. Nagy, our chief compliance officer, will be retained by BlueCrest Advisors, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to our company under the Investment Advisory and Administration Agreement. To the extent that BlueCrest Advisors outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to BlueCrest Advisors. The Investment Advisory and Administration Agreement will be reapproved within two years of its effective date, and thereafter on an annual basis, by our Board of Directors, including a majority of our directors who are not parties to such agreement or who are not "interested persons" of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. See "Investment Advisory and Administration Agreement."

Indemnification Agreements

        We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director who is a party to the agreement, or an "Indemnitee," including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Delaware law and the 1940 Act.

 PORTFOLIO MANAGEMENT

        The management of our investment portfolio is the responsibility of our investment adviser, BlueCrest Advisors, and its investment committee, which is led by Messrs. DeMars and King. For more information about the business experience of Mr. DeMars, see "Management—Biographical Information—Interested Directors." BlueCrest Advisors' investment committee, which is led by Messrs. DeMars and King, must approve each new investment that we make. The biographical information for Mr. King is set forth below. Messrs. DeMars and King are not employed by us, and receive no compensation from us in connection with their portfolio management activities. However, Mr. DeMars, through his financial interest in BlueCrest Advisors, will be entitled to a portion of any investment advisory fees paid by us to BlueCrest Advisors.

Investment Personnel

        Our investment adviser is led by William DeMars, our chief executive officer, president and secretary and the senior managing director of BlueCrest Advisors and Mark King, a managing director of BlueCrest Advisors. Messrs. DeMars and King are assisted by the members of our investment adviser's core investment team, including M. Gail Fitzpatrick, William Griesinger, Farhaan Hassan, Michael Marziani and Cynthia Young, as well as seven additional investment professionals that comprise our investment adviser's overall investment team. We consider Messrs. DeMars and King, who are the permanent members of our investment committee, to be our portfolio managers.

        Mark King, CFA is a permanent member of our investment adviser's investment committee and serves as a managing director at BlueCrest Advisors, where he is the chief risk officer and is responsible for underwriting investment opportunities and risk management. He also manages our investment adviser's portfolio administration team. Before joining BlueCrest Capital in 2006, he was a managing director of Risk and Operations at Ritchie Capital Finance, LLC. Before that, he was senior vice president, Risk Management for GE Technology Finance from 2001 to 2005 and was a vice president and senior underwriter for Heller Financial Inc.'s Venture Finance Group from 2000 to 2001. Before joining Heller Venture Finance, Mr. King was vice president of Originations at LINC Capital from 1997 to 1999. Before LINC Capital, Mr. King was the portfolio manager of a subordinated debt fund affiliated with South Shore Bank of Chicago from 1995 to 1997. He began his career as a program officer with Opportunity International. Mr. King received a B.A. from Wheaton College, where he graduated cum laude and an M.B.A. from The Kellogg School at Northwestern University. He holds the Chartered Financial Analyst® designation.

        The table below shows the dollar range of shares of our common stock to be beneficially owned by Messrs. DeMars and King subsequent to completion of this offering.

Name of Portfolio Manager	Dollar Range of Equity Securities in BlueCrest Capital Finance(1)
William DeMars	$
Mark King	$

(1)
The dollar range of equity securities beneficially owned in us is based on the assumed initial public offering price per share of our common stock of $            (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus).

        The following information pertains to the additional members of BlueCrest Advisors' core investment team:

        M. Gail Fitzpatrick is a managing director at BlueCrest Advisors, where she is responsible for originating, structuring and negotiating investment opportunities. Before joining BlueCrest Capital in 2006, Ms. Fitzpatrick was a managing director of Originations at Ritchie Capital Finance, LLC's Technology and Life Science Finance Unit. Before that, Ms. Fitzpatrick was a senior vice president of Originations at both GE Technology Finance from 2001 to 2005 and at its predecessor unit Heller Financial Inc.'s Venture Finance Group from 2000 to 2001. Before that, Ms. Fitzpatrick was a managing director of LINC Capital's Structured Finance and Select Growth Units from 1998 to 2000. Previously, Ms. Fitzpatrick held senior sales management, business unit management and business development roles within specialized lending platforms at Sanwa Business Credit Corporation, Heller Financial Inc. and Continental Illinois National Bank and Trust Company. She received a B.A. in English from the Rosary College of Dominican University.

        William Griesinger is a director at BlueCrest Advisors, where he is responsible for underwriting investment opportunities and risk management responsibilities. Before joining BlueCrest Capital in 2006, Mr. Griesinger was a director in Underwriting and Portfolio Management at Ritchie Capital Finance, LLC. Before that, Mr. Griesinger was an assistant vice president in Portfolio and Risk Management at GE Technology Finance from 2001 to 2005 and a senior credit underwriter at Heller Financial Inc. from 2000 to 2001. Before that, Mr. Griesinger was a senior credit underwriter at LINC Capital. Mr. Griesinger spent seven years in commercial banking with Bank One (now JPMorgan Chase) and Old Kent Bank in loan origination, business development and work-out roles before joining LINC Capital. He received a B.S. from Indiana University and a M.B.A. from Ball State University.

        Farhaan Hassan is a managing director at BlueCrest Advisors, where he is responsible for originating, structuring and negotiating investment opportunities. Before joining BlueCrest Capital in 2006, Mr. Hassan was a managing director of Originations at Ritchie Capital Finance, LLC. Before that, Mr. Hassan was an investment officer at GE Technology Finance from 2001 to 2005 and was a vice president-Risk Management at Heller Financial Inc.'s Venture Finance Group from 2000 to 2001. From 1998 to 2000, Mr. Hassan was a Risk/Due Diligence Manager at LINC Capital. Before that, Mr. Hassan was a team leader at GE Capital from 1996 to 1998, where Mr. Hassan and his team were responsible for lending to sub-prime finance companies. Previously, Mr. Hassan worked in the financial restructuring group at Bank One (now JPMorgan Chase) from 1993 to 1996 and in various middle market lending and operational roles at Bank One (now JPMorgan Chase) from 1988 to 1993. He received a B.A. from Knox College and an M.B.A. from DePaul University.

        Michael Marziani is a managing director at BlueCrest Advisors, where he is responsible for originating, structuring and negotiating investment opportunities. Before joining BlueCrest Capital in 2006, Mr. Marziani was a managing director of Originations and Business Development at Ritchie Capital Finance, LLC. Before that, Mr. Marziani was a senior vice president at GE Technology Finance from 2001 to 2005. Previously, Mr. Marziani was a vice president in the Venture Finance Group at Heller Financial Inc. from 2000 to 2001, a vice president of Business Development in the Global Vendor Finance Group at Heller Financial Inc. from 1994 to 2000, and served as an associate in underwriting and portfolio management in the Corporate Finance Group at Heller Financial Inc. from 1992 to 1994. He began his career as an auditor with Coopers & Lybrand (now PriceWaterhouse Coopers). Mr. Marziani received a B.S. from Fairfield University and a M.B.A. from The Kellogg School at Northwestern University.

        Cynthia Young is a managing director at BlueCrest Advisors, where she is responsible for underwriting investment opportunities and risk management. Before joining BlueCrest Capital in 2006, she was managing director of Risk at Ritchie Capital Finance, LLC. Before that, Ms. Young was a vice president for GE Technology Finance from 2001 to 2005. Previously, she held several positions at Heller Financial Inc., including as a vice president and senior underwriter in Capital Finance from 2000 to 2001, a risk manager in Corporate Credit from 1998 to 2000, and an account executive in Corporate Asset Quality from 1996 to 1998. Ms. Young began her career as an auditor with Arthur Andersen focusing on financial sector clients. She received a B.S. from the University of Illinois and is a Certified Public Accountant.

Compensation

        None of the members of BlueCrest Advisors' investment team will receive any direct compensation from us in connection with the management of our portfolio. Mr. DeMars, through his financial interest in BlueCrest Advisors, will be entitled to a portion of any profits earned by BlueCrest Advisors, which includes any fees payable to BlueCrest Advisors under the terms of our Investment Advisory and Administration Agreement, less expenses incurred by BlueCrest Advisors in performing its management services under our Investment Advisory and Administration Agreement. The compensation paid by BlueCrest Advisors to its other investment personnel will include: (i) annual base salary, (ii) annual cash bonus, (iii) portfolio-based performance award and (iv) individual performance award and/or individual performance bonus.

 INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT

Management Services

        BlueCrest Advisors serves as our investment adviser. BlueCrest Advisors is an investment adviser that intends to register as an investment adviser under the Advisers Act prior to pricing of this offering. Subject to the overall supervision of our Board of Directors, our investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, BlueCrest Capital Finance. Under the terms of our Investment Advisory and Administration Agreement, BlueCrest Advisors:

  •
  determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

  •
  closes and monitors the investments we make; and

  •
  provides us with other investment advisory, research and related services as we may from time to time require.

        BlueCrest Advisors' services under the Investment Advisory and Administration Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

        Pursuant to the Investment Advisory and Administration Agreement, we have agreed to pay BlueCrest Advisors a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

        The base management fee is calculated at an annual rate of 2.00% of our gross assets. For services rendered under the Investment Advisory and Administration Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

        The incentive fee has two parts. The first part of the incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, administrative expenses payable under the Investment Advisory and Administration Agreement to BlueCrest Advisors, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. We pay BlueCrest Advisors an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle of 1.75%;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the "catch-up." The "catch-up" is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to BlueCrest Advisors (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to BlueCrest Advisors).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income
Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to the BlueCrest Advisors

        These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.

        The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Administration Agreement, as of the termination date), commencing with the 2011 calendar year, and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio, provided that, the incentive fee determined as of November 30, 2011 will be calculated for a period of shorter than 12 calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from the inception of BlueCrest Capital Finance.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee*:

Alternative 1:

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 1.25%
  Hurdle rate(1) = 1.75%
  Management fee(2) = 0.50%
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
  Pre-incentive fee net investment income
          (investment income-(management fee + other expenses)) = 0.55%
  Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2:

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 2.70% Hurdle rate(1) = 1.75%
  Management fee(2) = 0.50%
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
  Pre-incentive fee net investment income
          (investment income-(management fee + other expenses)) = 2.00%
  Incentive fee = 100% × pre-incentive fee net investment income, subject to the "catch-up"(4)
                                  = 100% × (2.00%-1.75%)
                                  = 0.25%

Alternative 3:

Assumptions

  Investment income (including interest, dividends, fees, etc.) = 3.00%
  Hurdle rate(1) = 1.75%
  Management fee(2) = 0.50%
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
  Pre-incentive fee net investment income
          (investment income-(management fee + other expenses)) = 2.30%
  Incentive fee = 20% × pre-incentive fee net investment income, subject to "catch-up"(4)
  Incentive fee = 100% × "catch-up" + (20% × (pre-incentive fee net investment income-2.1875%))

  Catch-up = 2.1875%-1.75%
                                  = 0.4375%

*
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.
(1)
Represents 7% annualized hurdle rate.
(2)
Represents 2.00% annualized management fee.
(3)
Excludes organizational and offering expenses.
(4)
The "catch-up" provision is intended to provide the investment adviser with an incentive fee of 20% on all of BlueCrest Capital Finance's pre-incentive fee net investment income as if a hurdle rate did not apply when its net investment income exceeds 2.1875% in any calendar quarter.

  Incentive fee = (100% × 0.4375%) + (20% × (2.3000%-2.1875%))
                                  = 0.4375% + (20% × 0.1125%)
                                  = 0.4375% + 0.0225%
                                  = 0.46%

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A") and $30 million investment made in Company B ("Investment B")

  •
  Year 2: Investment A sold for $50 million and fair market value ("FMV") of Investment B determined to be $32 million

  •
  Year 3: FMV of Investment B determined to be $25 million

  •
  Year 4: Investment B sold for $31 million

        The capital gains portion of the incentive fee would be:

  •
  Year 1: None

  •
  Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

  •
  Year 3: None

    $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

  •
  Year 4: Capital gains incentive fee of $200,000

  $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2)

Alternative 2:

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")

  •
  Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

  •
  Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

  •
  Year 4: FMV of Investment B determined to be $35 million

  •
  Year 5: Investment B sold for $20 million

        The capital gains incentive fee, if any, would be:

  •
  Year 1: None

  •
  Year 2: $5 million capital gains incentive fee

  20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

  •
  Year 3: $1.4 million capital gains incentive fee(1)

  $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains fee received in Year 2

(1)
As illustrated in Year 3 of Alternative 1 above, if our company were to be wound up on a date other than November 30 of any year, our company may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if our company had been wound up on November 30 of such year.

•
Year 4: None

•
Year 5: None

  $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3

Payment of Our Expenses

        The investment team of our investment adviser and their respective staff, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by BlueCrest Advisors. We bear all other costs and expenses of our operations and transactions, including (without limitation):

  •
  the cost of our organization and this offering;

  •
  the cost of calculating our net asset value, including the cost of any third-party valuation services;

  •
  the cost of effecting sales and repurchases of our shares and other securities;

  •
  interest payable on debt, if any, to finance our investments;

  •
  fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;

  •
  transfer agent, dividend agent and custodial fees and expenses;

  •
  fees and expenses associated with marketing efforts;

  •
  U.S. federal and state registration fees, any stock exchange listing fees;

  •
  U.S. federal, state and local taxes;

  •
  independent directors' fees and expenses;

  •
  brokerage commissions;

  •
  fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

  •
  direct costs and expenses of administration and sub-administration, including printing, mailing, long distance telephone and staff;

  •
  fees and expenses associated with independent audits and outside legal costs;

  •
  costs of any reports, proxy statements or other notices to stockholders, including printing costs;

  •
  costs associated with individual or group stockholders;

  •
  costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws;

  •
  proxy voting expenses; and

  •
  all other expenses incurred by either BlueCrest Advisors or us in connection with administering our business, including payments under the Investment Advisory and Administration Agreement for administrative services that will be based upon our allocable portion of overhead and other expenses incurred by BlueCrest Advisors in performing its administrative obligations under the Investment Advisory and Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and our chief financial officer and any administrative support staff.

Administrative Services

        BlueCrest Advisors also provides administrative services to us. Pursuant to the Investment Advisory and Administration Agreement, BlueCrest Advisors furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Investment Advisory and Administration Agreement, BlueCrest Advisors also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, BlueCrest Advisors assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments for such administrative services under the Investment Advisory and Administration Agreement are equal to an amount based upon our allocable portion of BlueCrest Advisors' overhead in performing its administrative obligations under the Investment Advisory and Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and our allocable portion of the compensation of any administrative support staff. Under the Investment Advisory and Administration Agreement, BlueCrest Advisors will also provide on our behalf managerial assistance to those portfolio companies that request such assistance.

Duration and Termination

        The Investment Advisory and Administration Agreement was initially approved by our Board of Directors on                                    , 2011. Unless earlier terminated as described below, the Investment Advisory and Administration Agreement will remain in effect for a period of two years from the date it was approved by our Board of Directors and will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not parties to such agreement or who are not "interested persons" of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory and Administration Agreement will automatically terminate in the event of its assignment. The Investment Advisory and Administration Agreement may also be terminated by either party without penalty upon not less than 60 days' written notice to the other party. See "Risk Factors—Risks Relating to Our Business and Structure—Our investment adviser will have the right to resign on 60 days' notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations."

Indemnification

        The Investment Advisory and Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, BlueCrest Advisors and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification by us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of BlueCrest Advisors' services under the Investment Advisory and Administration Agreement or otherwise as an investment adviser or administrator to us.

Organization of the Investment Adviser

        BlueCrest Advisors is a Delaware limited liability company. The principal executive offices of BlueCrest Advisors are located at 225 West Washington Street, 2nd Floor, Chicago, IL 60606. BlueCrest Advisors also has offices at 3000 Sand Hill Road, Suite 210, Building 1, Menlo Park, CA 94025.

Board Approval of the Investment Advisory and Administration Agreement

        A discussion about the basis for our Board of Director's approval of our Investment Advisory and Administration Agreement will be included in our first annual report on Form 10-K filed subsequent to completion of this offering, or incorporated by reference therein.

 LICENSE AGREEMENT

        We have entered into a license agreement with BlueCrest Capital, the general partner of BlueCrest Advisors, pursuant to which BlueCrest Capital has agreed to grant us a non-exclusive, royalty-free license to use the name "BlueCrest." Under this agreement, we have the right to use the BlueCrest name for so long as BlueCrest Advisors or one of its affiliates continues to serve as our investment adviser. Other than with respect to this limited license, we will have no legal right to the "BlueCrest" name.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

        We have entered into the Investment Advisory and Administration Agreement with BlueCrest Advisors. Mr. DeMars, our chief executive officer, president and secretary, is the senior managing director of, and has a financial interest in, BlueCrest Advisors.

        In addition, BlueCrest Advisors' investment team presently manages the Legacy Funds. Our executive officers and directors, as well as the current and future members of our investment adviser, may also serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. However, BlueCrest Advisors' core investment team does not have a present intent to sponsor or manage another business development company with an investment strategy that is substantially similar to our investment strategy.

        Pursuant to the terms of the Investment Advisory and Administration Agreement, BlueCrest Advisors also provides us with the office facilities and administrative services necessary to conduct our day-to-day operations.

        We have entered into a license agreement with BlueCrest Capital, the general partner of BlueCrest Advisors, pursuant to which BlueCrest Capital has agreed to grant us a non-exclusive, royalty-free license to use the name "BlueCrest."

        In connection with the BlueCrest Portfolio Acquisition, we will issue an aggregate of approximately                         million shares of our common stock to the current investors in Legacy Finance Fund and approximately $             million of Distribution Notes to the Legacy Master Fund. See "BlueCrest Portfolio Acquisition."

 CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        Immediately prior to the completion of the BlueCrest Portfolio Acquisition and this offering, we will have 100 shares of common stock outstanding and one stockholder of record, BlueCrest Capital Finance Advisors, L.P. At that time, we will not have any other shares of common stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who, directly or indirectly, own, control or hold with the power to vote, 5% or more of our common stock, and all officers and directors as a group.

BlueCrest Capital Finance Corp.
		Immediately Prior to the BlueCrest Portfolio Acquisition(1)		Immediately After the BlueCrest Portfolio Acquisition and Prior to This Offering(2)		Immediately After This Offering(3)
Name	Type of Ownership	Shares Owned	Percentage	Shares Owned	Percentage	Shares Owned	Percentage
BlueCrest Capital Finance Advisors, L.P.(4)	Direct	100	100%
All officers and directors as a group ( persons)(4)	Direct and Indirect

*
Represents less than 1%

(1)
Reflects shares outstanding prior to completion of the BlueCrest Portfolio Acquisition and this offering.

(2)
Assumes the issuance of approximately                        shares of common stock in connection with the BlueCrest Portfolio Acquisition.

(3)
Assumes the issuance of                        shares of common stock offered hereby.

(4)
The address for BlueCrest Capital Finance Advisors, L.P. and for all officers and directors is 225 West Washington Street, 2nd Floor, Chicago, IL 60606.

        The following table sets forth the dollar range of our equity securities expected to be beneficially owned by each of our directors immediately after this offering.

Name of Director	Dollar Range of Equity Securities in BlueCrest Capital Finance(1)(2)
Interested Directors
William DeMars

Independent Directors

(1)
Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.

(2)
The dollar range of equity securities beneficially owned in us is based on the assumed initial public offering price per share of our common stock of $            (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus).

 REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

        A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

        We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company's voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

        As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        As a business development company, we will generally be required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

        We will generally not be able to issue and sell our common stock at a price below net asset value per share. See "Risk Factors—Risks Relating to Our Business and Structure—Regulations governing our operation as a business development company affect our ability to raise additional capital and the way in which we do so. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage." We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

        As a business development company, we will generally be limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

        We will be periodically examined by the SEC for compliance with the 1940 Act.

        As a business development company, we will be subject to certain risks and uncertainties. See "Risk Factors—Risks Relating to Our Business and Structure."

Qualifying Assets

        Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company's gross assets. The principal categories of qualifying assets relevant to our proposed business are the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

  (a)
  is organized under the laws of, and has its principal place of business in, the United States;

  (b)
  is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

  (c)
  satisfies any of the following:

  i.
  does not have any class of securities that is traded on a national securities exchange;

  ii.
  has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less then $250 million;

  iii.
  is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

  iv.
  is a small and solvent company having gross assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

  (2)
  Securities of any eligible portfolio company which we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

        In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

        Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as "temporary investments," so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

        We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business and Structure—We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us."

Code of Ethics

        We and BlueCrest Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally do not permit investments by our employees in securities that may be purchased or held by us. You may read and copy these codes of ethics at the SEC's Public Reference Room in Washington, D.C. You

may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part and is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

        We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Robert Nagy currently serves as our chief compliance officer.

Sarbanes-Oxley Act of 2002

        The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

  •
  pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

  •
  pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

  •
  pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting and must obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

  •
  pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

        The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

        We have delegated our proxy voting responsibility to BlueCrest Advisors. The Proxy Voting Policies and Procedures of BlueCrest Advisors are set forth below. The guidelines will be reviewed periodically by BlueCrest Advisors and our non-interested directors, and, accordingly, are subject to change. For purposes of the Proxy Voting Policies and Procedures described below, "we," "our" and "us" refers to BlueCrest Advisors.

  Introduction

        An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

        These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

  Proxy Policies

        We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients' stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients' portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

        Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients' investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our managing members any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

  Proxy Voting Records

        You may obtain information about how we voted proxies by making a written request for proxy voting information to: BlueCrest Capital Finance Advisors, L.P., 225 West Washington Street, 2nd Floor, Chicago, IL 60606.

Privacy Principles

        We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

        Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

        We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

 DETERMINATION OF NET ASSET VALUE

        We will determine the net asset value of our investment portfolio each quarter by subtracting our total liabilities from the fair value of our gross assets.

        We will conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:

        Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we will use the quote obtained.

        Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) an independent third-party valuation firm engaged by, or on behalf of, our Board of Directors will conduct independent appraisals and review management's preliminary valuations and make their own assessment for all material assets and (iv) our Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of our investment adviser and, where appropriate, the third-party valuation firm.

        The recommendation of fair value will generally be based on the following factors, as relevant:

  •
  the nature and realizable value of any collateral;

  •
  the portfolio company's ability to make payments;

  •
  the portfolio company's earnings and discounted cash flow;

  •
  the markets in which the issuer does business; and

  •
  comparisons to publicly traded securities.

        Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

  •
  private placements and restricted securities that do not have an active trading market;

  •
  securities whose trading has been suspended or for which market quotes are no longer available;

  •
  debt securities that have recently gone into default and for which there is no current market;

  •
  securities whose prices are stale;

  •
  securities affected by significant events; and

  •
  securities that our investment adviser believes were priced incorrectly.

        Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Offerings

        In connection with any future offering of shares of our common stock, our Board of Directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors will consider the following factors, among others, in making such determination:

  •
  the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

  •
  our management's assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

  •
  the magnitude of the difference between (i) the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management's assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

        Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

        Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to a prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until such prospectus is amended, our Board of Directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

        These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

 DIVIDEND REINVESTMENT PLAN

        We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

        No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying                                    , the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share.

        Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

        We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. If we declare a distribution to stockholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market if (i) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (ii) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

        There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator's fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $            plus a per share brokerage commission from the proceeds.

        Stockholders who receive distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. However, since a participating stockholder's cash dividends will be reinvested in our common stock, such stockholder will not receive cash with which to pay applicable taxes on reinvested dividends. A stockholder's basis for determining gain or loss upon the sale of stock received in a distribution from us will generally be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at                                    or by phone at                                    .

 MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, financial institutions, U.S. expatriates, U.S. persons with a functional currency other than the U.S. dollar, "controlled foreign corporations," "passive foreign investment companies," or corporations that accumulate earnings to avoid U.S. federal income tax. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

        A "U.S. stockholder" generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

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  An individual who is a citizen or resident of the United States;

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  A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

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  A trust if a court within the United States can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantive decisions (or a trust that has made a valid election to be treated as a U.S. person); or

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  An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

        A "Non-U.S. stockholder" generally is a beneficial owner of shares of our common stock who is not a U.S. stockholder.

        If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisers with respect to the partnership's purchase, ownership and disposition of shares of our common stock.

        Tax matters are complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of its particular situation. We encourage investors to consult their tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

        We intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our net ordinary taxable income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

Taxation as a Regulated Investment Company

        If we:

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  qualify as a RIC; and

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  satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our net taxable income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at regular corporate rates on any net ordinary income and realized net capital gains not distributed (or deemed distributed) to our stockholders.

        We will be subject to a 4% nondeductible U.S. federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the "Excise Tax Avoidance Requirement"). For this purpose, however, any net ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

        In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

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  continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

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  derive in each taxable year at least 90% of our gross income from dividends, interest, foreign currency, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships," or other income derived with respect to our business of investing in such stock or securities (the "90% Income Test"); and

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  diversify our holdings so that at the end of each quarter of the taxable year:

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  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

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  no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or of certain "qualified publicly traded partnerships" (the "Diversification Tests").

        Pursuant to Revenue Procedure 2010-12, the IRS has indicated that it will treat distributions from certain publicly traded RICs (including business development companies) that are paid part in cash and part in stock as dividends that would satisfy the RIC's annual distribution requirements and qualify for the dividends paid deduction for income tax purposes. In order to qualify for such treatment, the revenue procedure requires that at least 10% of the total distribution be paid in cash and that each stockholder have a right to elect to receive its entire distribution in cash. If the number of shareholders electing to receive cash would cause cash distributions in excess of 10%, then each shareholder electing to receive cash would receive a proportionate share of the cash to be distributed (although no shareholder electing to receive cash may receive less than 10% of such shareholder's distribution in cash). This revenue procedure applies to distributions made with respect to taxable years ending prior to January 1, 2012. Taxable stockholders receiving such distributions will be required to include the full amount of the distribution as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. In situations where this Revenue Procedure is not applicable, the IRS has also issued private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (instead of the 10% cash standard of the Revenue Procedure) if certain requirements are satisfied. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution.

        We may be required to recognize taxable income in circumstances in which we do not currently receive cash in respect of such income. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash in respect of such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as contractual payment-in-kind, or PIK, interest (which represents contractual interest added to the loan balance and due at the end of the loan term) and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

        Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act (and possibly certain debt covenants), we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation as a Business Development Company—Senior Securities." Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to raise additional debt or equity capital or sell assets, we may not be able to make sufficient distributions to satisfy the Annual Distribution Requirement, and therefore would not be able to maintain our qualification as a RIC.

        A RIC is limited in its ability to deduct expenses in excess of its "investment company taxable income" (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would have a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for U.S. federal income tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

        Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

        If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), we could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our stockholders. We would not be able to pass through to our stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

        Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which a RIC must derive at least 90% of its annual gross income.

        Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and we may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

        Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

Failure to Qualify as a RIC

        If we are not able to satisfy the 90% Income Text or the Diversification Tests, we may still qualify as a RIC if certain cure provisions are applicable. Such cure provisions may require us to dispose of certain assets or to pay a 100% tax on certain nonqualifying income. If we were unable to qualify for treatment as a RIC, and if the cure provisions are not available, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividends received deduction with respect to such dividends, and for tax years beginning before 2013, non-corporate stockholders would be able to treat such dividends as "qualified dividend income," which is subject to reduced rates of U.S. federal income tax, provided that certain holding period requirements are satisfied. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC and seek to qualify as a RIC in a subsequent taxable year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years. If we have previously qualified as a RIC, but fail to qualify for a subsequent taxable year, we would not be subject to these built-in gains upon requalification as a RIC provided that the period for which we fail to qualify as a RIC does not exceed two taxable years.

        The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

        Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us in taxable years beginning before January 1, 2013 to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) made in taxable years beginning before January 1, 2013 and properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

        Under the dividend reinvestment plan, our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include such stockholder's share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to such stockholder's allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's tax basis for its shares of common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder's liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

        As a RIC, we will be subject to the alternative minimum tax ("AMT"), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect our stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your tax advisor to determine how an investment in our stock could affect your AMT liability.

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on November 30 of the year in which the dividend was declared.

        If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

        A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

        In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses) recognized in taxable years beginning before January 1, 2013, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. The maximum rate on long-term capital gains for non-corporate taxpayers is scheduled to return to 20% for tax years beginning after December 31, 2012. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

        We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

        We may be required to withhold federal income tax ("backup withholding") from all taxable distributions to any U.S. stockholder (other than a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability, provided that proper information is provided to the IRS.

3.8% Medicare Tax on Investment Income

        For taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their "net investment income," which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses).

Taxation of Non-U.S. Stockholders

        Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

        Distributions of our "investment company taxable income" to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.

        For taxable years beginning prior to January 1, 2012, except as provided below, we generally are not required to withhold any amounts with respect to certain distributions of (i) U.S.-source interest income, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent we properly designated such distributions. In respect of distributions described in clause (i) above, we are required to withhold amounts with respect to distributions to a Non-U.S. stockholder:

  •
  that had not provided a satisfactory statement that the beneficial owner is not a U.S. person;

  •
  to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. stockholder is the issuer or is a 10% stockholder of the issuer;

  •
  that is within certain foreign countries that have inadequate information exchange with the United States; or

  •
  to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. stockholder and the Non-U.S. stockholder is a "controlled foreign corporation" for United States federal income tax purposes.

        This special exemption from withholding tax on certain distributions is scheduled to expire on January 1, 2012. No assurance can be given as to whether this exemption will be extended for taxable years beginning on or after January 1, 2012, or whether any of our distributions will be reported as eligible for this special exemption from withholding tax.

        Actual or deemed distributions of our net capital gains to a stockholder that is a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States,) or, in the case of an individual, the non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

        If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder's allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

        For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable treaty).

        Under the dividend reinvestment plan, our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If the distribution is a distribution of our investment company taxable income, is not properly designated by us as a short-term capital gains dividend or interest-related dividend (assuming extension of the exemption discussed above), and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder's account.

        A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or an acceptable substitute form.

        Recently enacted legislation that becomes effective after December 31, 2012, generally imposes a 30% U.S. federal withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder's account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a 10% or greater U.S. owner or provides the withholding agent with identifying information on each 10% or greater U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their units, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their units and proceeds from the sale of their units. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

        Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

RIC Modernization Act

        Recently, Congress enacted the Regulated Investment Company Modernization Act of 2010 (the "Act"), which applies to taxable years of a RIC beginning on or after December 22, 2010. In general, and among other things, the Act (i) eliminates the "preferential dividend" rule, which under current law may disallow certain RIC distributions for purposes of the Annual Distribution Requirement, (ii) allows a RIC to carry forward capital losses indefinitely, and (iii) provides certain mitigation exceptions for certain failures to satisfy the 90% Income Test and the Diversification Tests.

 DESCRIPTION OF SECURITIES

        The following description summarizes material provisions of the DGCL and our restated certificate of incorporation and bylaws, forms of which have been filed as exhibits to the registration statement of which this prospectus is a part. This summary is not necessarily complete, and we refer you to the DGCL and our restated certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

        Our authorized stock consists of                        shares of stock, par value $0.01 per share, all of which are initially designated as common stock. We expect to apply to list our common stock on the NASDAQ Global Select Market under the ticker symbol "BCCF." There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under the DGCL, our stockholders generally are not personally liable for our debts or obligations.

        Set forth below is a chart describing the classes of our securities outstanding as of                        , 2011:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common stock		—	100

        Under the terms of our restated certificate of incorporation, all shares of our common stock will have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefore. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Debt

  Distribution Notes

        The Distribution Notes consist of $             million in senior unsecured notes, which will bear interest at a rate of         % per annum, payable quarterly in cash, and will mature in                        , 2011. The Distribution Notes are repayable at any time, in whole or in part, at a price of 100% of their principal amount, plus accrued and unpaid interest to the date of repayment. Further, we must use the net cash proceeds from the issuance of any securities to repay the outstanding Distribution Notes at a price of        % of their principal amount, plus accrued and unpaid interest to the date of repayment. The Distribution Notes subject us to customary covenants, including, among other things, (i) a requirement to maintain an "asset coverage ratio" of 200%; (ii) a requirement that in the event of a

"change of control" (as defined in the agreement governing the Distribution Notes) we will be required to offer to repurchase the Distribution Notes at a price of 100% of their principal amount, plus accrued and unpaid interest to the date of repurchase; and (iii) a restriction on incurring any debt on a junior lien basis, or any debt that is contractually subordinated in right of payment to any other debt unless it is also subordinated to the Distribution Notes on substantially identical terms. The agreement under which the Distribution Notes will be issued will contain customary events of default. We intend to use a portion of the net proceeds of this offering to repay the Distribution Notes in full.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        Under our restated certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney's fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our restated certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

        The DGCL also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's bylaws, any agreement, a vote of stockholders or otherwise.

        Our restated certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of our company or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the DGCL would permit indemnification. We have obtained liability insurance for our officers and directors.

Delaware General Corporation Law and Certain Restated Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

        We are subject to the provisions of Section 203 of the DGCL. In general, the statute prohibits a publicly held Delaware corporation from engaging in a "business combination" with "interested stockholders" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A "business combination" includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an "interested stockholder" is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation's voting stock. The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us. Our

Board of Directors has adopted a resolution exempting from Section 203 of the DGCL any business combination between us and any other person, subject to prior approval of such business combination by our Board of Directors, including approval by a majority of our directors who are not "interested persons."

        Our restated certificate of incorporation and bylaws provide that:

  •
  our Board of Directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

  •
  directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and

  •
  any vacancy on our Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of our Board of Directors, may only be filled by vote of the directors then in office.

        The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third-party to acquire us, or of discouraging a third-party from acquiring us.

        Our restated certificate of incorporation and bylaws also provide that:

  •
  any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

  •
  special meetings of the stockholders may only be called by our Board of Directors, chairman or chief executive officer.

        Our bylaws provide that, in order for any matter to be considered "properly brought" before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders' meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

        The DGCL provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation or bylaws, unless a corporation's certificate of incorporation or bylaws requires a greater percentage. Under our bylaws and our restated certificate of incorporation, the affirmative vote of the holders of at least two-thirds of the shares of our capital stock entitled to vote will be required to amend or repeal any of the provisions of our bylaws. However, the vote of at least two-thirds of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any provision of our restated certificate of incorporation pertaining to our Board of Directors, limitation of liability, indemnification, stockholder action or amendments to our restated certificate of incorporation. In addition, our restated certificate of incorporation permits our Board of Directors to amend or repeal our bylaws by a majority vote.

Conflict with 1940 Act

        Our bylaws provide that, if and to the extent that any provision of the DGCL, including Section 203 as described above, or any provision of our restated certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

 SHARES ELIGIBLE FOR FUTURE SALE

        Upon completion of this offering and the BlueCrest Portfolio Acquisition,                         shares of our common stock will be outstanding, assuming no exercise of the underwriters' over-allotment option and that this offering prices at the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus. Of these shares, the                        shares sold in this offering, less any shares purchased by our affiliates in this offering, will be freely tradable without restriction or limitation under the Securities Act. The shares of our common stock issued in connection with the BlueCrest Portfolio Acquisition will be "restricted securities" under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144.

        In addition, our investment adviser, our officers and directors, and our other stockholders who receive shares of common stock in the BlueCrest Portfolio Acquisition have agreed that for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Credit Suisse Securities (USA) LLC, dispose of or hedge any shares of our common stock or securities convertible or exchangeable for shares of our common stock.

        In general, under Rule 144, if six months has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, and we have made certain information about us available publicly, the holder of such restricted securities can sell such securities. However, in the case of a holder that has been our affiliate at any time during the three months preceding the proposed sale, the number of securities sold by such affiliate holder within any three-month period cannot exceed the greater of:

  •
  1% of the total number of securities then outstanding; or

  •
  the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

        Sales under Rule 144 by holders that have been our affiliates at any time during the three months preceding the proposed sale also are subject to certain manner of sale provisions and notice requirements. If one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144 without regard to the public information requirements, manner of sale provisions and notice requirements.

        No assurance can be given as to (1) the likelihood that an active market for our shares will develop; (2) the liquidity of any such market; (3) the ability of our stockholders to sell our securities; or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices for our shares.

 UNDERWRITING

        Under the terms and subject to the conditions contained in an underwriting agreement dated                        , 2011 we have agreed to sell to the underwriters named below, for whom Credit Suisse Securities (USA) LLC is acting as representative, the following respective numbers of shares of common stock:

Underwriter	Number of Shares
Credit Suisse Securities (USA) LLC

Total

        The underwriting agreement provides that the underwriters are obligated to purchase all the shares of common stock in the offering if any are purchased, other than those shares covered by the over-allotment option described below. The underwriting agreement also provides that if an underwriter defaults the purchase commitments of non-defaulting underwriters may be increased or the offering may be terminated.

        We have granted to the underwriters a 30-day option to purchase on a pro rata basis up to                        additional shares from us at the initial public offering price less the underwriting discounts and commissions. The option may be exercised only to cover any over-allotments of common stock.

        The underwriters propose to offer the shares of common stock initially at the public offering price on the cover page of this prospectus and to selling group members at that price less a selling concession of $            per share. After the initial public offering the representative may change the public offering price and concession.

        The following table summarizes the compensation and estimated expenses we will pay:

	Per Share		Total
	Without Over-allotment	With Over-allotment	Without Over-allotment	With Over-allotment
Underwriting Discounts and Commissions paid by us	$	$	$	$
Expenses payable by us	$	$	$	$

        The underwriters have informed us that they do not expect sales to accounts over which the underwriters have discretionary authority to exceed 5% of the shares of common stock being offered.

        We have agreed that we will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the SEC a registration statement under the Securities Act relating to, any shares of our common stock or securities convertible into or exchangeable or exercisable for any shares of our common stock, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing, without the prior written consent of Credit Suisse Securities (USA) LLC for a period of 180 days after the date of this prospectus. However, in the event that either (1) during the last 17 days of the "lock-up" period, we release earnings results or material news or a material event relating to us occurs or (2) prior to the expiration of the 'lock-up' period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 'lock-up' period, then in either case the expiration of the 'lock-up" will be extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of the material news or event, as applicable, unless Credit Suisse Securities (USA) LLC waives, in writing, such an extension.

        Our investment adviser, our officers and directors, and our other stockholders who receive shares of common stock in the BlueCrest Portfolio Acquisition have agreed that they will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of our common stock or securities convertible into or exchangeable or exercisable for any shares of our common stock, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of our common stock, whether any of these transactions are to be settled by delivery of our common stock or other securities, in cash or otherwise, or publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Credit Suisse Securities (USA) LLC for a period of 180 days after the date of this prospectus. However, in the event that either (1) during the last 17 days of the "lock-up" period, we release earnings results or material news or a material event relating to us occurs or (2) prior to the expiration of the "lock-up" period, we announce that we will release earnings results during the 16-day period beginning on the last day of the "lock-up" period, then in either case the expiration of the "lock-up" will be extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of the material news or event, as applicable, unless Credit Suisse Securities (USA) LLC waives, in writing, such an extension.

        We have agreed to indemnify the underwriters against liabilities under the Securities Act, or contribute to payments that the underwriters may be required to make in that respect.

        We expect to apply to list our common stock on the NASDAQ Global Select Market under the symbol "BCCF."

        Prior to this offering, there has been no public market for our common stock. The initial public offering price has been determined by a negotiation among us and the representative and will not necessarily reflect the market price of our common stock following the offering. The principal factors that were considered in determining the public offering price included:

  •
  the information presented in this prospectus;

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  the history of and prospects for the industry in which we will compete;

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  the ability of our management;

  •
  the prospects for our future earnings;

  •
  the present state of our development and current financial condition;

  •
  the recent market prices of, and the demand for, publicly traded shares of generally comparable companies; and

  •
  the general condition of the securities markets at the time of this offering.

        In connection with the offering the underwriters may engage in stabilizing transactions, over-allotment transactions, syndicate covering transactions and penalty bids in accordance with Regulation M under the Exchange Act.

  •
  Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum.

  •
  Over-allotment involves sales by the underwriters of shares in excess of the number of shares the underwriters are obligated to purchase, which creates a syndicate short position. The short position may be either a covered short position or a naked short position. In a covered short position, the number of shares over-allotted by the underwriters is not greater than the number of shares that they may purchase in the over-allotment option. In a naked short position, the number of shares involved is greater than the number of shares in the over-allotment option. The underwriters may close out any covered short position by either exercising their over-allotment option and/or purchasing shares in the open market.

  •
  Syndicate covering transactions involve purchases of the common stock in the open market after the distribution has been completed in order to cover syndicate short positions. In determining the source of shares to close out the short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. If the underwriters sell more shares than could be covered by the over-allotment option, a naked short position, the position can only be closed out by buying shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there could be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering.

  •
  Penalty bids permit the representative to reclaim a selling concession from a syndicate member when the common stock originally sold by the syndicate member is purchased in a stabilizing or syndicate covering transaction to cover syndicate short positions.

These stabilizing transactions, syndicate covering transactions and penalty bids may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of the common stock. As a result the price of our common stock may be higher than the price that might otherwise exist in the open market. These transactions may be effected on the NASDAQ Global Select Market or otherwise and, if commenced, may be discontinued at any time.

        Certain of the underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, lending and investment banking services for us and our affiliates, for which they received or will receive customary fees and expenses.

        A prospectus in electronic format may be made available on the web sites maintained by one or more of the underwriters, or selling group members, if any, participating in this offering and one or more of the underwriters participating in this offering may distribute prospectuses electronically. The representative may agree to allocate a number of shares to underwriters and selling group members for sale to their online brokerage account holders. Internet distributions will be allocated by the underwriters and selling group members that will make Internet distributions on the same basis as other allocations.

 CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

        Our securities are held under a custody agreement by                        . The address of the custodian is                        .                          will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is                        .

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

        Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters by Clifford Chance US LLP, New York, NY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        , our independent registered public accounting firm located at                        , has audited the balance sheet of BlueCrest Capital Finance as of                        , 2011, as set forth in their report. We have included BlueCrest Capital Finance's balance sheet in this prospectus and elsewhere in the registration statement in reliance on such report, given on their authority as experts in accounting and auditing.

        , has also audited the financial statements of BlueCrest Venture Finance (Delaware), LLC as of                        , 2011 and for the period                        , 2011 (date of inception) through                        , 2011, as set forth in their report. We have included the audited financial statements of BlueCrest Venture Finance (Delaware), LLC in this prospectus and elsewhere in the registration statement in reliance on such reports, given on their authority as experts in accounting and auditing.

 AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

        Upon the completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC's website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 100 F Street N.E., Washington, D.C. 20549. This information will also be available free of charge by contacting us at BlueCrest Capital Finance Corp., 225 West Washington Street, 2nd Floor, Chicago, IL 60606, by telephone at (312) 368-4790, or on our website at http://www.                        .com.

 INDEX TO FINANCIAL STATEMENTS

BlueCrest Capital Finance Corp.

Page
Report of Independent Registered Public Accounting Firm
Balance Sheet as of , 2011
Notes to Financial Statements

BlueCrest Venture Finance (Delaware), LLC

Report of Independent Registered Public Accounting Firm
Balance Sheet as of , 2011
Statement of Operations for the period from , 2011 (date of inception) through , 2011
Statement of Changes in Net Assets for the period from , 2011 (date of inception) through , 2011
Statement of Cash Flows for the period from , 2011 (date of inception) through , 2011
Schedule of Investments as of , 2011
Notes to Financial Statements

F-1

[FINANCIAL STATEMENTS TO BE PROVIDED BY AMENDMENT]

 PART C—OTHER INFORMATION

ITEM 25.    FINANCIAL STATEMENTS AND EXHIBITS

1.     Financial Statements

        The following financial statements of BlueCrest Capital Finance Corp. (the "Registrant" or the "Company") are included in Part A "Information Required to be in the Prospectus" of the Registration Statement.

INDEX TO FINANCIAL STATEMENTS
BlueCrest Capital Finance Corp.

Page
Report of Independent Registered Public Accounting Firm
Balance Sheet as of , 2011
Notes to Financial Statements

BlueCrest Venture Finance (Delaware), LLC

Page
Report of Independent Registered Public Accounting Firm
Balance Sheet as of , 2011
Statement of Operations for the period from , 2011 (date of inception) through , 2011
Statement of Changes in Net Assets for the period from , 2011 (date of inception) through , 2011
Statement of Cash Flows for the period from , 2011 (date of inception) through , 2011
Schedule of Investments as of , 2011
Notes to Financial Statements

2.     Exhibits

Exhibit Number	Description
a.	Restated Certificate of Incorporation*
b.	Bylaws*
d.1	Form of Common Stock Certificate*
d.2	Form of Note Agreement for Senior Unsecured Notes*
d.3	Form of Senior Unsecured Notes*
e.	Dividend Reinvestment Plan*
g.	Form of Investment Advisory and Administration Agreement by and between Registrant and BlueCrest Capital Finance Advisors, L.P.*
h.	Form of Underwriting Agreement*
j.	Form of Custodian Agreement*
k.1	Form of Trademark License Agreement by and between Registrant and BlueCrest Capital Management LLP*
k.2	Form of Indemnification Agreement by and between Registrant and each of its directors*
k.3	Form of Equity Purchase Agreement by and between Registrant and the equity holders of BlueCrest Capital Finance, L.P.*

Exhibit Number	Description
k.4	Form of Asset Purchase Agreement by and between Registrant, BlueCrest Venture Finance Master Fund Limited and BlueCrest Venture Finance (Delaware), LLC*
l.	Opinion of Sutherland Asbill & Brennan LLP*
n.1	Consent of Sutherland Asbill & Brennan LLP (Incorporated by reference to exhibit l hereto)*
n.2	Consent of Independent Registered Public Accounting Firm*
r.1	Code of Ethics of Registrant*
r.2	Code of Ethics of BlueCrest Capital Finance Advisors, L.P.*
99.1	Code of Business Conduct of Registrant*

*
To be filed by amendment.

ITEM 26.    MARKETING ARRANGEMENTS

        The information contained under the heading "Underwriting" on this Registration Statement is incorporated herein by reference.

ITEM 27.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$17,415
FINRA filing fee	$15,500
NASDAQ Global Select Market listing fee	*
Printing and postage	*
Legal fees and expenses	*
Accounting fees and expenses	*
Miscellaneous	*

Total	$ *

  Note: All listed amounts (except SEC, FINRA and NASDAQ fees) are estimates.

*
To be provided by amendment.

ITEM 28.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

        Immediately prior to the pricing of this offering and completion of the BlueCrest Portfolio Acquisition (as described in this Registration Statement), BlueCrest Capital Finance Advisors, L.P. will own 100% of the outstanding common stock of BlueCrest Capital Finance Corp. Following the completion of this offering, BlueCrest Capital Finance Advisors, L.P.'s share ownership is expected to represent less than 1% of BlueCrest Capital Finance Corp.'s outstanding common stock.

        See "Management," "Certain Relationships and Transactions" and "Control Persons and Principal Stockholders" in the Prospectus contained herein.

ITEM 29.    NUMBER OF HOLDERS OF SECURITIES

        The following table sets forth the number of record holders of the Registrant's common stock at April 4, 2011:

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	1

ITEM 30.    INDEMNIFICATION

        As permitted by Section 102 of the Delaware General Corporation Law ("DGCL"), the Company has adopted provisions in its restated certificate of incorporation that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Company or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director's duty of loyalty to the Company or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

        The Company's restated certificate of incorporation and bylaws provide that all directors, officers, employees and agents of the Company shall be entitled to be indemnified by the Company to the fullest extent permitted by the DGCL, subject to the requirements of the 1940 Act. Under Section 145 of the DGCL, the Company is permitted to offer indemnification to its directors, officers, employees and agents.

        Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise. Such indemnity may be against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and if, with respect to any criminal action or proceeding, the person did not have reasonable cause to believe the person's conduct was unlawful.

        Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

        Section 145(g) of the DGCL provides, in general, that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of any other enterprise, against any liability asserted against the person in any such capacity, or arising out of the person's status as such, regardless of whether the corporation would have the power to indemnify the person against such liability under the provisions of the law. The Company has obtained liability insurance for the benefit of its directors and officers.

        The Investment Advisory and Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, BlueCrest Capital Finance Advisors, L.P. and its affiliates' officers, directors, members, managers, stockholders and employees are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and other amounts reasonably incurred) arising from the rendering of BlueCrest Capital Finance Advisors, L.P.'s services under the Investment Advisory and Administration Agreement.

        The Underwriting Agreement will provide that each underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such underwriter furnished in writing by or on behalf of such underwriter through the managing underwriter to the Company expressly for use in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Company) or in the Prospectus contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such Prospectus or necessary to make such information not misleading.

        Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by the Company is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

        A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each managing director, director or executive officer of the investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Management—Board of Directors and Executive Officers," "Investment Advisory and Administration Agreement" and "Portfolio Management—Investment Personnel." Additional information about the investment adviser and its officers and directors will be set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No.                        ), under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

ITEM 32.    LOCATION OF ACCOUNTS AND RECORDS

        All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)
the Registrant, BlueCrest Capital Finance Corp., 225 West Washington Street, 2nd Floor, Chicago, IL 60606;

(2)
the Transfer Agent,                                    ,                                     ,                                     ,                                     ;

(3)
the Custodian,                                    ,                                     ,                                     ,                                     ; and

(4)
the investment adviser, BlueCrest Capital Finance Advisors, L.P., 225 West Washington Street, 2nd Floor, Chicago, IL 60606.

ITEM 33.    MANAGEMENT SERVICES

        Not applicable.

ITEM 34.    UNDERTAKINGS

(1)
Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(2)
Not applicable.

(3)
Not applicable.

(4)
Not applicable.

(5)
Registrant undertakes that:

(a)
For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(b)
For purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)
Not applicable.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, in the State of Illinois, on the 4th day of April, 2011.

BLUECREST CAPITAL FINANCE CORP.
By:	/s/ WILLIAM DEMARS
William DeMars Chief Executive Officer, President, Secretary and Director

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed by the following person on behalf of the Registrant, and in the capacities indicated, on the 4th day of April, 2011.

Signature	Title
/s/ WILLIAM DEMARS William DeMars	Chief Executive Officer, President, Secretary and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)